GIBRALTAR STEEL CORPORATION
3556 Lake Shore Road
PO Box 2028
Buffalo, New York 14219-0228

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD May 20, 2004
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NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Gibraltar Steel Corporation, a Delaware corporation (the "Company"), will be held at the Company's offices, 3556 Lake Shore Road, Buffalo, New York, on May 20, 2004, at 10:00 a.m., local time, for the following purposes:

1. To elect two Class II Directors to hold office until the 2007 Annual Meeting and until their successors have been elected and qualified.

2. To consider and take action upon the proposed adoption of The 2003 Gibraltar Incentive Stock Option Plan.

3. To take action upon and transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 25, 2004, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting.

Stockholders who do not expect to attend the meeting in person are urged to vote, sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose.

JOHN E. FLINT
Secretary

Dated: April 23, 2004

GIBRALTAR STEEL CORPORATION
3556 Lake Shore Road
PO Box 2028
Buffalo, New York 14219-0228

PROXY STATEMENT
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This Proxy Statement and the accompanying form of proxy are being furnished in connection with the solicitation by the Board of Directors of Gibraltar Steel Corporation, a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held at the Company's offices, 3556 Lake Shore Road, Buffalo, New York, on May 20, 2004 at 10:00 a.m., local time, and at any adjournment or adjournments thereof. The close of business on March 25, 2004, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. At the close of business on March 25, 2004 the Company had outstanding 19,591,683 shares of common stock, $.01 par value per share ("Common Stock"), the holders of which are entitled to one vote per share on each matter properly brought before the Annual Meeting. This Proxy Statement and the accompanying form of proxy are first being sent or given to stockholders on or about April 23, 2004.

The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. In addition to the use of the mail, proxies may be solicited by personal interviews and telephone by Directors, officers and employees of the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

The shares represented by all valid proxies in the enclosed form will be voted if received in time for the Annual Meeting in accordance with the specifications, if any, made on the proxy card. If no specification is made, the proxies will be voted FOR the nominees for Director named in this Proxy Statement and FOR the approval of the adoption of The 2003 Gibraltar Incentive Stock Option Plan as described in this Proxy Statement.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. Each nominee for election as a Director requires a plurality of the votes cast in order to be elected. A plurality means that the nominees with the largest number of votes are elected as Director up to the maximum number of Directors to be elected at the Annual Meeting. Each other proposal submitted to the stockholders requires the affirmative vote of holders of a majority of the votes present at the meeting, in person or by proxy, entitled to vote. With respect to the election of Directors, only shares that are voted in favor of a particular nominee will be counted towards achievement of a plurality; where a stockholder properly withholds authority to vote for a particular nominee, such shares will not be counted towards such nominee's or any other nominee's achievement of plurality. With respect to the other proposals to be voted upon: (i) if a stockholder specifies an abstention from voting on a proposal, such shares are considered present at the meeting for such proposal but, since they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal and (ii) shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not have the effect of either an affirmative or negative vote as to the matters with respect to which a beneficial holder has not provided voting instructions.

The execution of a proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person. A stockholder who executes a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary, by appearing at the Annual Meeting and so stating, or by submitting another duly executed proxy bearing a later date.

PROPOSAL 1

ELECTION OF DIRECTORS

The Certificate of Incorporation of the Company provides that the Board of Directors shall consist of not less than three nor more than fifteen Directors who shall be divided into three classes, with the term of one class expiring each year. The Board of Directors is presently comprised of seven members: Brian J. Lipke, Arthur A. Russ, Jr. and William P. Montague, Class I Directors whose terms expire in 2005; Gerald S. Lippes and William J. Colombo, Class II Directors whose terms expire in 2004; and David N. Campbell and Robert E. Sadler, Jr., Class III Directors whose terms expire in 2006. At the Annual Meeting of Stockholders in 2004, two Class II Directors shall be elected to hold office for a term expiring in 2007. Gerald S. Lippes and William J. Colombo have been nominated by the Board of Directors for election as such Class II Directors.

Unless instructions to the contrary are received, it is intended that the shares represented by proxies will be voted for the election of Gerald S. Lippes and William J. Colombo as Directors. Mr. Lippes has been a Director of the Company since its formation and has been previously elected by the Company's stockholders. Mr. Colombo has been a director of the Company since his appointment by the Board of Directors in August 2003 to fill a seat left vacant by the resignation of a former Director. If either Messrs. Lippes or Colombo become unavailable for election for any reason, it is intended that the shares represented by the proxies solicited herewith will be voted for such other person as the Board of Directors shall designate. The Board of Directors has no reason to believe that either Messrs. Lippes or Colombo will be unable or unwilling to serve if elected to office.

The following information is provided concerning the Directors and the nominees for election as Class II Directors:

Brian J. Lipke has been Chairman of the Board and Chief Executive Officer and a Director of the Company since its formation. He has been Chief Executive Officer of Gibraltar Steel Corporation of New York ("Gibraltar New York"), a predecessor and current subsidiary of the Company, since 1987, and has been in charge of the Company's other subsidiaries since their formation. He also served as President of both the Company and Gibraltar New York through 1999. From 1972 to 1987, Mr. Lipke held various positions with Gibraltar New York in production, purchasing and divisional management. He is also a director of Merchants Mutual Insurance Company, Moog Inc. and the Buffalo Branch of the Federal Reserve Board.

Gerald S. Lippes has served as a Director of the Company since its formation and Secretary of the Company from December 2002 through November 2003. He has been engaged in the private practice of law since 1965 and is a partner in the firm of Lippes, Silverstein, Mathias & Wexler LLP, located in Buffalo, New York. Mr. Lippes is also a director of several private companies.

Arthur A. Russ, Jr. has served as a Director of the Company since its formation. He has been engaged in the private practice of law since 1969 and is a partner in the firm of Phillips Lytle LLP, located in Buffalo, New York. Mr. Russ is also a director of several private companies and nonprofit entities.

David N. Campbell has served as a Director of the Company since the consummation of the Company's initial public offering. He is currently a Managing Director of Innovation Advisors, an investment banking firm. He served as President and Chief Executive Officer of Xpedior, Inc. from September 1999 through November 2000. Prior thereto, from July 1995 to September 1999, he was President of BBN Systems & Technologies and its successor, GTE Laboratories and Technologies. He is also the former Chairman of the Board and Chief Executive Officer of Computer Task Group, Incorporated and the former Chairman of the Board of Dunlop Tire Corporation. Mr. Campbell also serves as a Director of Tektronix Corporation, Apropos Technology and Power Steering, Inc.

William P. Montague has served as a Director of the Company since the consummation of the Company's initial public offering. He served as Executive Vice President and Chief Financial Officer of Mark IV Industries, Inc. from 1986 to February 1996 and, since March 1, 1996, as President and Director of said company. Mr. Montague is also a director of IIMAK (International Imaging Materials, Inc.).

William J. Colombo has served as a Director of the Company since his appointment by the Board of Directors in August 2003 to fill a seat left vacant by the resignation of a former Director. He served as Chief Operating Officer and Executive Vice President of Dick's Sporting Goods, Inc. from 1995 to 1998. From 1998 to 2001, he served as President of dsports.com LLC, the Internet commerce subsidiary of said company. In 2002, Mr. Colombo became President, Chief Operating Officer and Director of said company.

Robert E. Sadler, Jr. has served as a Director of the Company since his appointment by the Board of Directors in January 2004. He served as President of M&T Bank from 1996 to 2003, and as Chairman of said bank since July 2003 and as Executive Vice President of said bank's parent, M&T Bank Corporation. Mr. Sadler is also a director of several private companies and nonprofit entities.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

During the fiscal year ended December 31, 2003, the Board of Directors held eight meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors which were held during the period during which he served and at least 75% of the meetings held by all committees of the Board of Directors on which he served.

Audit Committee

The Board of Directors has a standing Audit Committee comprised of Messrs. Campbell, Sadler and Montague, each of whom is independent. The Audit Committee assists the Board of Directors in its oversight of matters relating to the financial reporting process, the system of internal accounting control and management of financial risks, the audit process and compliance with laws and regulations and the Company's code of business conduct. The Board of Directors has adopted an amended and restated charter for the Audit Committee, a copy of which is attached as Appendix B. The Audit Committee held three meetings in 2003. The Board of Directors has made a determination that Mr. Campbell, an independent director, is an "audit committee financial expert" under the standards established by Item 401 (h) (2) of Regulation S-K promulgated under the Exchange Act of 1934, as amended. Mr. Campbell's business experience is set forth above under "Election of Directors".

Compensation Committee

The Compensation Committee, which in 2003 consisted of Messrs. Lippes, Russ and Montague, held six meetings in 2003. On March 30, 2004, Mr. Colombo replaced Mr. Russ on the Compensation Committee. The Compensation Committee makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company. The Board of Directors has adopted a Charter for the Compensation Committee, a copy of which is attached as Appendix C.

Nominating Committee

The Board of Directors has established a Nominating Committee comprised of Messrs. Russ,  Colombo and Sadler. The Nominating Committee has only recently been established and therefore, no meetings were held in 2003. Prior to the establishment of the Nominating Committee, the nomination process was handled by the Board of Directors as a whole. The Board of Directors has adopted a Charter for the Nominating Committee, a copy of which is attached as Appendix D.

In evaluating potential nominees, the Nominating Committee will consider a nominee's experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional experience as the Committee shall determine shall qualify an individual for Board service; whether such person is "independent" within the meaning of such term in accordance with the applicable listing standards of the Nasdaq National Market and the rules promulgated by the Securities and Exchange Commission; financial expertise of a potential nominee; and particular or unique needs of the Company at the time a nominee is being considered.

The Company has adopted a policy regarding shareholder recommendations of nominees to the Nominating Committee. A shareholder may recommend a nominee for consideration by the Nominating Committee by sending a recommendation, in writing, to the Secretary of the Company or any member of the nominating committee, together with such supporting material as the shareholder deems appropriate. Any person recommended by a shareholder in accordance with this policy will be considered by the Nominating Committee in the same manner and by the same criteria as other potential nominees.

Communication with the Board of Directors

The Board of Directors has established a policy with respect to shareholder communication with the directors. Shareholders may send communications to the Board of Directors in care of the secretary of the Company at its headquarters located at 3556 Lake Shore Road, P.O. Box 2028, Buffalo, NY 14219-0228. All mail will be opened and logged in. All communication, other than trivial communications or obscene material shall be forwarded promptly to the directors. Trivial material will be delivered at the next meeting of the Board of Directors. Mail addressed to a particular member of the Board of Directors will be forwarded to that member. Mail addressed to "Outside Directors" or "Non-Management Directors" or similar addressees shall be sent to the chairman of the Audit Committee.

The Company does not have a policy regarding director attendance at the annual meeting. Last year's annual meeting was attended by Brian J. Lipke, Gerald S. Lippes, Arthur A. Russ, Jr., David N. Campbell and William P. Montague, who comprised the entire Board of Directors at that time.

Independent Directors

Each of David N. Campbell, Robert E. Sadler, Jr., William J. Colombo and William P. Montague is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Directors and Executive Officers

The following table sets forth certain information regarding the Directors and executive officers of the Company:

Name	Age	Position(s) Held
Brian J. Lipke(1)	52	Chairman of the Board and Chief Executive Officer
Henning Kornbrekke	59	President
Walter T. Erazmus(2)	56	President (retired)
Carl P. Spezio	58	Executive Vice President
Eric R. Lipke (1) (3)	44	Vice President (resigned)
Kenneth W. Matz	52	Vice President
David W. Kay	55	Executive Vice President, Chief Financial Officer and Treasurer
John E. Flint	57	Senior Vice President, Controller and Secretary
Gerald S. Lippes	64	Director
David N. Campbell	62	Director
William P. Montague	57	Director
Arthur A. Russ, Jr.	61	Director
William J. Colombo	48	Director
Robert E. Sadler, Jr.	58	Director

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(1) Brian J. Lipke and Eric R. Lipke are brothers.
(2) Walter T. Erazmus retired as President of the Company effective January 31, 2004.

(3) Eric R. Lipke resigned as an executive officer of the Company effective October 31, 2003.

Recent business experience of the Directors is set forth above under "Election of Directors." Recent business experience of the executive officers who are not also Directors is as follows:

Henning Kornbrekke has served as President of the Company since February 2004 and as Vice President of the Company, and President of its Building Products Group, from January 2002 to January 2004. Prior thereto, Mr. Kornbrekke served as the Chief Executive Officer of a division of Rexam, PLC and before that as President and General Manager of the hardware division of the Stanley Works. Mr. Kornbrekke also serves as a director of a private company.

Walter T. Erazmus was President of the Company from June 1999 until his retirement in January 2004. Prior thereto, he served as Executive Vice President - Finance of the Company and Chief Financial Officer of the Company from November 1994 until becoming President and he held the same offices with Gibraltar New York from 1977 until his retirement. Mr. Erazmus also serves as member of the KeyBank N.A. Advisory Board.

Carl P. Spezio has been Executive Vice President of the Company since November 1994 and has served as President of its Heat Treating Group since 1996. Prior thereto, he was Vice President - Manufacturing and Quality Control of the Company since its formation. He was President of the Gibraltar Metals Division of Gibraltar New York from 1977 to 1989.

David W. Kay has been Executive Vice President, Chief Financial Officer and Treasurer since joining the Company in April 2004. Prior thereto, he was a Director, Vice President, Treasurer and Chief Financial Officer of Tecumseh Products Company and before that Corporate Controller of RTI International Metals, Inc.

Eric R. Lipke was a Vice President of the Company since its formation through his resignation effective October 2003. Mr. Lipke held various positions with Gibraltar New York since 1976 primarily in the areas of administration and executive support.

Kenneth W. Matz has been Vice President of the Company since February 2002. Mr. Matz has served as President of the Company's Flat-Rolled Products Group since February 2002. Prior to that, Mr. Matz was Vice President and General Manager of the Company's Gibraltar Strip Steel flat-rolled division.

John E. Flint was named Senior Vice President and Controller of the Company in April 2004 and Secretary in October 2003. Mr. Flint served as Vice President and Chief Financial Officer of the Company from 1999 through March 2004, Vice President of Accounting since its incorporation and of Gibraltar New York since 1985, and as Corporate Controller of Gibraltar New York. Mr. Flint began his career with the Company as Controller of the Gibraltar Metals Division of Gibraltar New York in 1977.

COMPENSATION OF EXECUTIVE OFFICERS

The following summary compensation table sets forth all compensation earned by the Company's Chief Executive Officer, and each of the Company's other four most highly compensated executive officers, for the Company's fiscal years ended December 31, 2001, 2002 and 2003.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards (1)
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awards(1)	Securities Underlying Options/ SARs(2)	All Other Compensation(3)

Brian J. Lipke, Chairman of the Board and Chief Executive Officer	2003 2002 2001	$457,262 445,475 393,786	$392,557 324,876 100,000	$ --- --- ---	$ --- 465,400 ---	$ --- --- ---	$7,315 7,742 5,464
Henning Kornbrekke, President(4)	2003 2002	274,999 250,000	283,448 156,853	--- ---	--- 116,350	--- ---	7,161 5,325
Walter T. Erazmus, President (retired) (5)	2003 2002 2001	355,915 355,915 310,389	330,350 290,506 70,000	--- --- ---	--- 232,700 ---	--- --- ---	9,093 9,447 5,855
Carl P. Spezio, Executive Vice President	2003 2002 2001	238,703 242,727 207,591	177,309 165,257 40,000	--- --- ---	--- 116,350 ---	--- --- ---	9,201 7,714 5,338
Kenneth W. Matz, Vice President	2003 2002 2001	229,647 220,570 116,300	238,220 235,250 93,103	--- --- ---	--- 116,350 ---	--- --- ---	6,005 5,765 5,100

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(1) Represents the market value of restricted stock awards (less consideration paid) as of the date of grant. Restricted stock awards were granted pursuant to the Gibraltar Steel Corporation Restricted Stock Plan. Dividends on shares of Common Stock are paid to holders of restricted shares. At December 31, 2003, the cumulative number of restricted shares of Common Stock, and the related market value, held by Messrs. Lipke, Kornbrekke, Erazmus, Spezio and Matz were 40,000 shares - $1,006,800; 4,000 shares - $100,680; 8,000 shares - $201,360; 4,000 shares - $100,680 and 4,000 shares - $100,680, respectively. The restrictions on the restricted shares of Common Stock granted to Messrs. Kornbrekke, Erazmus, Spezio and Matz lapse at the rate of 20% per year commencing on the first anniversary of their grant. The restrictions on the restricted shares of Common Stock granted to Mr. Lipke lapse at the rate of 20% per year beginning on the fifth anniversary of their grant. Restricted shares of Common Stock held by Mr. Erazmus which were not vested at the time of his retirement were forfeited.

(2) Represents options granted pursuant to the Gibraltar Steel Corporation Incentive Stock Option Plan (the "Incentive Plan"). Any options which are not exercised by Mr. Erazmus within ninety days of his retirement expire.

(3) Composed of: (a) the matching contributions made by the Company in 2003 pursuant to the Gibraltar Steel Corporation of New York 401(k) Retirement Savings Plan of $4,164 to each of the accounts of Messrs. Lipke, Kornbrekke, Erazmus, Spezio and Matz;  (b) the payment in 2003 of premiums paid for term life insurance policies provided for Messrs. Lipke, Kornbrekke, Erazmus, Spezio and Matz in the amounts of $2,476, $2,322, $4,254, $4,362 and $1,166, respectively; and (c) the payment in 2003 of premiums paid in the amount of $675 for travel/accident life insurance policies provided for each of Messrs. Lipke, Kornbrekke, Erazmus, Spezio and Matz .

(4) Henning Kornbrekke was not compensated by the Company in 2001 as his employment with the Company commenced in January 2002.

(5) Walter T. Erazmus retired as President of the Company effective January 31, 2003.

Options Granted in Last Fiscal Year

There were no grants of stock options to the named executives in 2003.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information with respect to the named executives concerning the exercise of options during 2003 and unexercised options held at the end of 2003:

			Number of Unexercised Options At Fiscal Year End (2)		Value of Unexercised in the Money Options At Fiscal Year End (3)
	Shares Acquired On Exercise	Value Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Brian J. Lipke, Chairman of the Board and Chief Executive Officer	---	$ ---	99,375	3,125	$ 550,613	$ 34,688

Henning Kornbrekke, President	---	---	---	---	---	---

Walter T. Erazmus, President (retired) (4)	5,375	64,124	56,875	3,125	431,438	34,688

Carl P. Spezio, Executive Vice President	---	---	55,375	2,500	454,389	27,750

Kenneth W. Matz, Vice President	---	---	11,438	688	95,725	7,631

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(1) Represents the difference between $22.93, the closing market value of Common Stock on the date options were exercised, and the exercise price of such options.

(2) Options granted become exercisable in cumulative annual increments of 25% beginning one year from the date of grant; however, in the event of certain extraordinary transactions, including a change in control of the Company, the vesting of such options would automatically accelerate.

(3) Represents the difference between $25.17, the closing market value of Common Stock as of December 31, 2003, and the exercise price of such options.

(4) Walter T. Erazmus retired as President of the Company effective January 31, 2004.

EQUITY COMPENSATION PLAN INFORMATION

The Company's Gibraltar Steel Corporation Incentive Stock Option Plan (the Original Incentive Stock Option Plan), under which the Company's right to grant options expired in September 2003, its Gibraltar Steel Corporation Non-Qualified Stock Option Plan (the Non-Qualified Stock Option Plan) and its Gibraltar Steel Corporation Restricted Stock Plan (the Restricted Stock Plan) have been approved by shareholders. The  2003 Gibraltar Incentive Stock Option Plan (the 2003 Incentive Stock Option Plan) is to be considered and acted upon at the 2004 annual meeting of stockholders. No securities have been issued under the 2003 Incentive Stock Option Plan. The following table summarizes information as of December 31, 2003 concerning securities authorized for issuance under these plans:

	Number of securities to be issued upon exercise of outstanding options(1)	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans(2)
Equity compensation plans approved by security holders	571,823	$16.97	286,500
Equity compensation plans not approved by security holders	- _______	-	1,500,000 ________
Total	571,823 ======	$16.97	1,786,500 =======

(1) Consists of the Company's Original Incentive Stock Option Plan,  pursuant to which options to purchase shares of the Company's Common Stock are outstanding but under which the Company's right to grant options expired in September 2003, and the Non-Qualified Stock Option Plan, pursuant to which options to purchase shares of the Company's common stock are outstanding and may be granted in the future.

(2) Securities remaining available for future issuance under plans which have been approved by security holders include 152,500 options under the Non-Qualified Stock Option Plan and 134,000 restricted shares of the Company's common stock under the Restricted Stock Plan.

EMPLOYMENT AGREEMENT

In July 1998, the Company entered into a new Employment Agreement with Brian J. Lipke (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Lipke serves as Chairman of the Board and Chief Executive Officer of the Company at an annual base salary of $429,200. This base salary is subject to annual adjustment as determined by the Compensation Committee in its discretion. In addition to his base salary, Mr. Lipke is eligible to participate in the Company's Executive Incentive Bonus Plan and other employee benefit plans available to the Company's executive officers. The Employment Agreement had an initial term of five years, which automatically is extended for an additional one-year period on each anniversary date, unless either party gives notice of intent to terminate.

The Employment Agreement provides that if the Company terminates Mr. Lipke without cause, he shall be entitled to receive a lump sum benefit equal to 2 1/2 times his total cash compensation for the 12-month period immediately preceding the date of his termination. In addition, upon a termination of Mr. Lipke's employment other than by the Company for "cause" (as defined in the Employment Agreement) and other than voluntarily by Mr. Lipke, if he becomes entitled to receive benefits under any of the Company's tax-qualified retirement plans (the "Plans"), he will be entitled to receive from the general assets of the Company an additional benefit computed as if the Plans were not subject to any applicable limits imposed on such plans by the Internal Revenue Code of 1986 as amended (the "Code"), or the Employee Retirement Income Security Act of 1974, as amended.

If Mr. Lipke dies during the term of the Employment Agreement, in addition to any death benefits payable under life insurance maintained by the Company and any death benefits payable under the Company's employee benefit plans, the Company will pay to the estate of Mr. Lipke a death benefit equal to 50% of his annual base salary plus an amount equal to all bonuses he would have received through the end of the then current fiscal year. If he becomes permanently disabled, Mr. Lipke will be entitled to receive from the Company annual benefits equal to his base salary, subject to a cap of $200,000 (adjusted for cost of living increases), less amounts received under any pension, profit sharing or disability plan or insurance policy.

In the event Mr. Lipke's employment with the Company is terminated other than for cause, the Company will continue to provide medical, disability and life insurance benefits to Mr. Lipke and his family for life.

Mr. Lipke has agreed in the Employment Agreement that, in the event he terminates his employment other than following a change in control, he will not, for a period of one year after the date of termination, participate in any "competitive operation", as defined in the Employment Agreement.

In 2003, none of the executive officers of the Company served on the compensation committee or on any other committee of the board of directors performing similar functions of any other entity whose officers or directors served on the Company's Board of Directors or Compensation Committee.

CHANGE IN CONTROL AGREEMENTS

The Company has entered into change in control agreements (the "Change in Control Agreements") with certain of the named executive officers and certain other executive officers. Generally, each executive officer (other than Brian J. Lipke) is entitled to receive, upon termination of employment within two years of a "Change in Control" (unless such termination is because of death or disability or by the Company for "Cause" as defined in the Change in Control Agreements), a lump sum severance payment equal to 225% times the sum of (i) his current annual salary and (ii) the average of the annual bonuses paid to him during the three years immediately preceding the year in which the change in control occurs.

The Stay Agreements (as discussed below) amended the Change in Control Agreements to provide that the amount of any payment an executive officer (other than Brian J. Lipke) is entitled to receive under the Change in Control Agreements will be reduced by an amount equal to the second half of the payments such Executive Officer is entitled to receive pursuant to his Stay Agreement. In the case of Brian J. Lipke, upon the occurrence of a Change in Control, whether or not such Change in Control results in a termination of his employment, he is entitled to receive a lump sum severance payment equal to 350% times the sum of (i) his current annual salary, and (ii) the highest annual bonus paid to him during the three years immediately preceding the year in which the change in control occurs. The Change in Control Agreements define such total cash compensation to include amounts deferred at the option of the executive. The payments and benefits payable in the event of a Change in Control are not subject to any limitations that would prevent them from being considered "excess parachute payments" subject to excise tax payments or corporate deduction disallowance under the Code. Therefore, such lump sum severance payments could require excise tax payments on the part of the executive, and result in a deduction disallowance on the part of the Company. In such instance, the impact of the excise tax payments on the executive would be reimbursed to the executive by the Company, including taxes the executive would incur on the reimbursement itself. The events that trigger a Change in Control under the Change in Control Agreements include: (i) the acquisition of 30% or more of the Company's outstanding Common Stock by certain persons, (ii) certain changes in the membership of the Company's Board of Directors, (iii) certain mergers or consolidations, (iv) certain sales or transfers of substantially all of the Company's assets, and (v) the approval of the shareholders of the Company of a plan of dissolution or liquidation.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

This report of the Compensation Committee of the Board of Directors provides an overview of the Company's compensation philosophy and executive compensation programs. It discusses compensation-related decisions in general for executive officers, and specifically those relating to the Company's Chief Executive Officer, for the fiscal year ending December 31, 2003.

Executive Compensation Program's Overall Objectives

The Company's Executive Compensation Program is designed to attract and retain top-quality executives and to provide them with both an incentive and a reward for superior performance. The program includes three principal components - base salary, annual financial performance-based bonus opportunities and long-term incentives. The program is administered by the Compensation Committee of the Board of Directors. Members of the Compensation Committee are outside Directors who are not employees of the Company.

Compensation Philosophy

The primary philosophy of the Company's Executive Compensation Program is to align the financial interests of its executive officers with those of the Company and its stockholders by basing a significant portion of each executive officer's compensation upon his individual performance and the Company's financial performance and by encouraging executive officers to own Company stock through participation in various stock-based and other plans.

The Compensation Committee is responsible for annually reviewing base salaries of executive officers, determining the design of the Company's Executive Incentive Bonus Plan and eligibility to participate therein, and making grants to eligible participants, including executive officers under the Company's stock-based incentive plans.

Base Salaries

Base salary ranges are established annually, at competitive levels, for all executive officers. Base salaries are periodically adjusted to reflect each individual executive's performance, contribution to the overall financial results of the Company and changes in competitive salary levels.

Executive Incentive Bonus Plan

To further support the Company's goal of enhancing shareholder value, an Executive Incentive Bonus Plan was adopted in 1998. Financial performance targets are established annually for the Company as a whole, and for certain individual subsidiaries.

Bonuses paid under the Executive Incentive Bonus Plan for 2003 reflect, for corporate executives, the financial results of the total Company versus targets. For certain executives of individual subsidiaries, bonuses paid were based on a combination of the Company's and the individual subsidiaries' financial performance versus targets.

Incentive Plans

The Compensation Committee administers the Company's Original Incentive Stock Option Plan, the 2003 Incentive Stock Option Plan, the Non-Qualified Stock Option Plan and the Restricted Stock Plan. The 2003 Incentive Stock Option Plan is to be considered and acted upon at the 2004 annual meeting of stockholders. The Compensation Committee periodically granted options to the Company's executive officers and other employees under the Original Incentive Stock Option Plan, pursuant to which the Company's right to grant options expired in September 2003, and may continue to do so under the 2003 Incentive Stock Option Plan. All of the options granted have an exercise price of not less than 100% of the fair market value of the underlying stock on the date of grant. The value of the options granted is wholly dependent on the increase in value of the Company's common stock, which serves as an incentive to the executive officers to maximize their efforts to promote the economic performance of the Company. All of the options granted vest ratably over a four-year period at the rate of 25% per year and expire ten years after the date of grant. Accordingly, an executive officer must remain with the Company for at least four years in order to enjoy the full potential economic benefit of the options awarded. The number of options awarded to a particular executive officer is directly related to his responsibilities and individual performance.

The Compensation Committee periodically grants restricted stock to the Company's executive officers. These restricted stock grants are at a nominal cost per share to the executive officers and recognize the special contributions of the executive officers for their long service to date, together with their expected future contributions. Restrictions on stock granted under the Restricted Stock Plan lapse over periods established by the Compensation Committee at the time of each restricted stock award. Accordingly, an executive officer must remain with the Company throughout the full term established by the Compensation Committee in order to enjoy the full potential economic benefit of the restricted stock awarded.

Grants were not made in 2003 under the Company's Original Incentive Stock Option Plan, 2003 Incentive Stock Option Plan, Non-Qualified Stock Option Plan or Restricted Stock Plan.

Compensation For the Chief Executive Officer

Mr. Lipke participates in the same compensation programs provided to the Company's other executive officers. The Compensation Committee annually reviews Mr. Lipke's base salary, as provided for in his employment agreement. A competitive salary range for the CEO is established with the assistance of an independent consultant. In determining salary adjustments within the set salary range, various factors are taken into account including individual performance, changes in competitive salaries and Company performance.

In 2003, Mr. Lipke participated in the Executive Incentive Bonus Plan (the "Executive Plan") applicable to all executive officers. Since the Company's fiscal 2003 consolidated operating results exceeded target, Mr. Lipke and certain other named executives were paid bonuses higher than the target levels in accordance with the terms of the Executive Plan. The operating results of certain of the Company's subsidiaries were below target levels, and in accordance with the terms of the Executive Plan bonuses paid to certain other named executives were below target levels.

Section 162(m) of Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $l,000,000 paid to a company's chief executive officer and any one of the four other most highly paid executive officers during its taxable year. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Based upon the compensation paid to Mr. Lipke and the Company's other executive officers in 2003, it does not appear that the Section l62(m) limitation will have an impact on the Company in the near term. However, the Compensation Committee plans to review this matter periodically and to take such actions as are appropriate to minimize the impact of this statute, to the extent that there is no adverse effect on the Company's ability to provide incentive compensation based on Company financial performance.

COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS OF
GIBRALTAR STEEL CORPORATION

Gerald S. Lippes
William P. Montague
William J. Colombo

AUDIT COMMITTEE REPORT

The Audit Committee currently consists of three directors who are independent as defined in the listing standards of the National Association of Securities Dealers, Inc. (NASD). During 2003, Mr. Lippes, who is not an independent director within the meaning of those standards, served as a member of the Audit Committee as there were only two independent members of the Board of Directors. Mr. Lippes' background and extensive business and financial experience, both outside of his relationship with the Company and in connection with his past service on the Audit Committee, gives him significant financial sophistication and knowledge. Therefore, the Board of Directors determined that it was in the best interest of the Company and its stockholders that Mr. Lippes continue to serve as a member of the Audit Committee, notwithstanding that he was not an independent director, until such time as an independent director could be added to the board and become versed enough in the Company's financial affairs to effectively serve as a member of the Audit Committee. Mr. Lippes resigned from the Audit Committee in December 2003 and was replaced with Mr. Sadler. A brief description of the responsibilities of the Audit Committee is set forth above under the caption "The Board of Directors and its Committees."

The Audit Committee has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2003 with management of the Company. The Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with Audit Committees, which relates to the conduct of the audit, including the auditor's judgment about the quality of the accounting principles applied in the Company's 2003 audited financial statements. The Committee also has reviewed the written disclosures and the letter from Pricewaterhouse-Coopers LLP required by Independence Standards Board No. 1 Independence Discussions with Audit Committees, and has discussed with PricewaterhouseCoopers LLP its independence.

Based on the review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
GIBRALTAR STEEL CORPORATION

David N. Campbell
Robert E. Sadler, Jr.
William P. Montague

PERFORMANCE GRAPH

The Performance Graph shown below compares the cumulative total shareholder return on Common Stock, based on the market price of the Common Stock, with the total return of the S&P MidCap 400 Index and the S&P Iron & Steel Index for the five-year period ended December 31, 2003. The comparison of total return assumes that a fixed investment of $100 was invested on December 31, 1998 in Common Stock and in each of the foregoing indices and further assumes the reinvestment of dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG GIBRALTAR STEEL CORPORATION, THE S & P MIDCAP 400 INDEX
AND THE S & P IRON & STEEL INDEX

	12/98	12/99	12/00	12/01	12/02	12/03

Gibraltar Steel Corporation	100	103	78	79	86	115
S&P Midcap 400	100	115	135	134	115	155
S&P Iron & Steel	100	110	69	89	68	115

*$100 invested on 12/31/98 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is composed of Gerald S. Lippes, William P. Montague and William J. Colombo. Throughout 2003, the Compensation Committee was composed of Gerald S. Lippes, Arthur A. Russ, Jr. and William P. Montague. Neither Mr. Lippes, Mr. Russ nor Mr. Montague was, during 2003 or prior thereto, an employee of the Company or any of its subsidiaries. Neither Mr. Russ nor Mr. Montague was an executive officer of the Company during 2003 or prior thereto. Mr. Lippes was not an executive officer of the Company in 2003 or prior thereto except he served as Secretary from December 2002 through October 2003 on an interim basis upon the resignation of the Company's prior Secretary. In 2003, none of the executive officers of the Company or members of the Compensation Committee served on the compensation committee or on any other committee of the board of directors performing similar functions of any other entity, any of whose officers or directors served on the Company's Board of Directors or Compensation Committee.

The firm of Lippes, Silverstein, Mathias & Wexler LLP, of which Mr. Lippes is a partner, served as counsel to the Company in 2003 for which it receive approximately $710,000 in legal fees. The firm of Phillips Lytle LLP, of which Mr. Russ is a partner, also provided legal services to the Company in 2003.

COMPENSATION OF DIRECTORS

All Directors other than Directors who are employees of the Company receive a retainer of $20,000 per year. In addition, each such Director also receives a fee of $2,000 for each Board of Directors or committee meeting attended and is reimbursed for any reasonable expenses incurred in attending such meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities, to file reports of initial ownership of Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission and to furnish the Company with copies of all forms they file pursuant to Section 16(a).

To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were complied with, except Neil E. Lipke, John E. Flint and Carl P. Spezio were each untimely in filing a report on one occasion each.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 25, 2004 (except as otherwise noted) with respect to all stockholders known by the Company to be the beneficial owners of more than 5% of its outstanding Common Stock, each Director, each executive officer named in the Summary Compensation table above and all executive officers and Directors as a group:

Name	Number of Shares(1)	Percent of Class

Brian J. Lipke (2)(3)	997,664	5.09%

Neil E. Lipke(2)(4)	861,933	4.40%

Eric R. Lipke(2)(5)	863,320	4.41%

Meredith A. Lipke (2)(6)	711,251	3.63%

Curtis W. Lipke(2)(7)	554,637	2.83%

Gerald S. Lippes(8) 700 Guaranty Building 28 Church Street Buffalo, New York 14202-3950	25,705	*

William P. Montague(9) 501 John James Audubon Parkway PO Box 810 Amherst, New York 14226-0810	15,705	*

Arthur A. Russ, Jr. (10) 3400 HSBC Center Buffalo, New York 14203	5,750	*

David N. Campbell(11) 281 Winter Street, Suite 310 Waltham, Massachusetts 02451	6,250	*

William J. Colombo 200 Industry Drive RIDC Park West Pittsburgh, PA 15275	0

Robert E. Sadler, Jr. One M & T Plaza, 19th Floor Buffalo, NY 14203	0
Walter T. Erazmus(2)(12)	42,283	*

Carl P. Spezio(2)(13)	76,498	*

Kenneth W. Matz(2)	16,438	*

Henning Kornbrekke(2)	5,000	*

All Directors and Executive Officers as a Group (12 persons)(14)	1,211,126	6.18%

Columbia Wanger Asset Management, L.P.(15)	2,246,000	11.46%

T. Rowe Price Associates, Inc.(16)	1,623,651	8.29%

Merrill Lynch & Co., Inc.(17)	1,507,591	7.70%

Franklin Resources, Inc.(18)	1,368,500	6.99%

Kennedy Capital Management, Inc.(19)	1,076,316	5.49%

Royce & Associates, LLC(20)	1,065,450	5.44%

_________________________________
*Less than 1%.

(1)

Unless otherwise indicated in the footnotes, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder, except to the extent that authority is shared by spouses under applicable law.

(2)	The address of each of the executive officers and of Meredith A. Lipke, Neil E. Lipke, Curtis W. Lipke, and Eric R. Lipke is 3556 Lake Shore Road, P.O. Box 2028, Buffalo, New York 14219-0228.
(3)

Includes (i) 700,907 shares of Common Stock held by two trusts for the benefit of Brian J. Lipke, (ii) 12,945 shares of Common Stock held by trusts for the benefit of the daughters of Brian J. Lipke, (iii) 3,480 shares of Common Stock held in a custodial account for the benefit of a daughter of Brian J. Lipke, (iv) 40,000 shares of Common Stock issuable under currently exercisable options pursuant to our Non-Qualified Stock Option Plan, (v) 59,375 shares of Common Stock issuable under currently exercisable options granted to Brian J. Lipke pursuant to the Original Incentive Stock Option Plan, (vi) 3,341 shares of Common Stock allocated to Brian J. Lipke's self-directed account under our 40l(k) Retirement Savings Plan and (vii) 125,651 shares of Common Stock, representing Brian J. Lipke's pecuniary interest in Rush Creek Investment Co., L.P. Rush Creek owns 633,000 shares of Common Stock as to which Brian J. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes 3,125 shares of Common Stock under options granted to Brian J. Lipke pursuant to our Original Incentive Stock Option Plan that are not exercisable within 60 days. Also excludes (i) 61,085 shares of Common Stock held by the Trust U/W of Kenneth E. Lipke f/b/o Patricia K. Lipke, as to which Brian J. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii) 2,130,015 shares of Common Stock held by trusts for the benefit of each of Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke, as to each of which Brian J. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (iii) 30,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to which Brian J. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (iv) 5,605 shares of Common Stock held by a trust for the benefit of the daughter of Meredith A. Lipke, as to which Brian J. Lipke serves as one of four trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (v) 12,500 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, as to which Brian J. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(4)

Includes (i) 655,527 shares of Common Stock held by a trust for the benefit of Neil E. Lipke, (ii) 1,283 shares of Common Stock allocated to Neil E. Lipke's self-directed account under our 401(k) Retirement Savings Plan and (iii) 125,651 shares of Common Stock, representing Neil E. Lipke's pecuniary interest in Rush Creek. Rush Creek owns 633,000 shares of Common Stock as to which Neil E. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes (i) 60,880 shares of Common Stock held by a trust for the benefit of Brian J. Lipke and 30,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to each of which Neil E. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii) 12,945 shares of Common Stock held by trusts for the benefit of the daughters of Brian J. Lipke, as to which Neil E. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (iii) 12,500 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, as to which Neil E. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(5)

Includes (i) 617,526 shares of Common Stock held by a trust for the benefit of Eric R. Lipke, (ii) 12,500 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, (iii) 3,360 shares of Common Stock held in custodial accounts for the benefit of the children of Eric R. Lipke, (iv) 1,088 shares of Common Stock allocated to Eric R. Lipke's self-directed account under our 401(k) Retirement Savings Plan and (vii) 125,651 shares of Common Stock, representing Eric R. Lipke's pecuniary interest in Rush Creek. Rush Creek owns 633,000 shares of Common Stock as to which Eric R. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes (i) 640,027 shares of Common Stock held by a trust for the benefit of Brian J. Lipke, as to which Eric R. Lipke serves as one of three trustees and shares voting and investment power and as to which Eric R. Lipke disclaims beneficial ownership, (ii) 60,880 shares of Common Stock held by a trust for the benefit of Brian J. Lipke and 30,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to each of which Eric R. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (iii) 12,945 shares of Common Stock held by trusts for the benefit of the children of Brian J. Lipke, as to which Eric R. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(6)

Includes (i) 560,061 shares of Common Stock held by three trusts for the benefit of Meredith A. Lipke, (ii) 2,500 shares of Common Stock issuable under currently exercisable options granted to Meredith A. Lipke pursuant to our Non-Qualified Stock Option Plan, (iii) 4,375 shares of Common Stock issuable under currently exercisable options granted to Meredith A. Lipke pursuant to the Original Incentive Stock Option Plan, (iv) 5,325 shares of Common Stock held in a custodial account for the benefit of the daughter of Meredith A. Lipke pursuant to the New York Uniform Gift to Minors Act, (v) 5,605 shares of Common Stock held by a trust for the benefit of the daughter of Meredith A. Lipke, (vi) 630 shares of Common Stock allocated to Meredith A. Lipke's self-directed account under our 401(k) Retirement Savings Plan and (vii) 125,651 shares of Common Stock, representing Meredith A. Lipke's pecuniary interest in Rush Creek. Rush Creek owns 633,000 shares of Common Stock as to which Meredith A. Lipke disclaims beneficial ownership, except to the extent of her pecuniary interest. Excludes (i) 625 shares of Common Stock issuable under options granted to Meredith A. Lipke pursuant to our Original Incentive Stock Option Plan that are not exercisable within 60 days and (ii) 60,880 shares of Common Stock held by a trust for the benefit of Brian J. Lipke, as to which Meredith A. Lipke serves as one of five trustees and shares voting and investment power and as to which she disclaims beneficial ownership.

(7)

Includes (i) 355,981 shares of Common Stock held by a trust for the benefit of Curtis W. Lipke and (ii) 125,651 shares of Common Stock, representing Curtis W. Lipke's pecuniary interest in Rush Creek. Rush Creek owns 633,000 shares of Common Stock as to which Curtis W. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes (i) 60,880 shares of Common Stock held by a trust for the benefit of Brian J. Lipke and 30,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to each of which Curtis W. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii) 5,605 shares of Common Stock held by a trust for the benefit of the daughter of Meredith A. Lipke, as to which Curtis W. Lipke serves as one of four trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (iii) 12,945 shares of Common Stock held by trusts for the benefit of the children of Brian J. Lipke, as to which Curtis W. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (iv) 12,500 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, as to which Curtis W. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(8)	Includes 1,250 shares of Common Stock issuable under currently exercisable options granted to Mr. Lippes pursuant to our Non-Qualified Stock Option Plan.
(9)	Includes 1,250 shares of Common Stock issuable under currently exercisable options granted to Mr. Montague pursuant to our Non-Qualified Stock Option Plan.
(10)

Includes (i) 1,250 shares of Common Stock issuable under currently exercisable options granted to Mr. Russ pursuant to our Non-Qualified Stock Option Plan and (ii) an aggregate of 1,500 shares of Common Stock held by three trusts for the benefit of Mr. Russ' children as to each of which Mr. Russ serves as a trustee. Excludes an aggregate of (i) 2,890,002 shares of Common Stock owned by trusts for the benefit of each of Brian J. Lipke, Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke, as to each of which Mr. Russ serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii) 61,085 shares of Common Stock held by the Kenneth E. Lipke Trust, as to which Mr. Russ serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership, and (iii) 627,170 shares of Common Stock held by Rush Creek as to which Mr. Russ serves as trustee of the sole limited partner and as to which he disclaims beneficial ownership.

(11)

Includes (i) 1,250 shares of Common Stock issuable under currently exercisable options granted to Mr. Campbell pursuant to our Non-Qualified Stock Option Plan, (ii) 2,500 shares of Common Stock held by an Individual Retirement Account for the benefit of Mr. Campbell and (iii) 1,500 shares of Common Stock held by the Campbell Foundation of which Mr. Campbell serves as a trustee.

(12)

Includes (i) 56,875 shares of Common Stock issuable under currently exercisable options granted to Mr. Erazmus under our Original Incentive Stock Option Plan, (ii) 800 shares of Common Stock held by an Individual Retirement Account for the benefit of Mr. Erazmus, (iii) 500 shares of Common Stock held by an Individual Retirement Account for the benefit of the spouse of Mr. Erazmus and (iv) 5,577 shares of Common Stock allocated to Mr. Erazmus's self-directed account under our 401(k) Retirement Savings Plan. Excludes 3,125 shares of Common Stock issuable under options granted to Mr. Erazmus pursuant to our Original Incentive Stock Option Plan that are not exercisable within 60 days.

(13)

Includes (i) 55,375 shares of Common Stock issuable under currently exercisable options granted to Mr. Spezio under our Original Incentive Stock Option Plan and (ii) 3,721 shares of Common Stock allocated to Mr. Spezio's self-directed account under our 401(k) Retirement Savings Plan. Excludes 2,500 shares of Common Stock issuable under options granted to Mr. Spezio pursuant to our Original Incentive Stock Option Plan that are not exercisable within 60 days.

(14)

Includes options to purchase an aggregate of 143,063 shares of Common Stock issuable to certain of our executive officers under our Original Incentive Stock Option Plan and an aggregate of 45,000 shares of Common Stock issuable to certain of our executive officers and directors under our Non-Qualified Stock Option Plan, all of which are exercisable within 60 days. Excludes options to purchase an aggregate of 10,563 shares of Common Stock issued to certain of our executive officers under our Original Incentive Stock Option Plan that are not exercisable within 60 days.  Excludes an aggregate of (i) 2,130,015 shares of Common Stock owned by trusts for the benefit of each of Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke, as to each of which Arthur Russ and Brian Lipke serve as two of the three trustees and shares voting and investment power and as to which beneficial ownership, (ii) 61,085 shares of Common Stock held by the Kenneth E. Lipke Trust, as to which Arthur Russ and Brian Lipke serve as two of the three trustees and shares voting and investment power and as to which they disclaim beneficial ownership, and (iii) 502,602 shares of Common Stock held by Rush Creek as to which Mr. Russ serves as trustee of the sole limited partner and as to which he disclaims beneficial ownership.

(15)

Based on information set forth in a statement on Schedule 13G filed with the Securities and Exchange Commission in February 2004 and available on NASDAQ.com by Columbia Wanger Asset Management, L.P. on behalf of itself, its affiliate, WAM Acquisition GP, Inc. and Liberty Acorn Trust.

(16)	Based on information set forth in a statement on Schedule 13G filed with the Securities and Exchange Commission in February 2004 and available on NASDAQ.com by T. Rowe Price Associates, Inc.
(17)

Based on information set forth in a statement on Schedule 13G filed with the Securities and Exchange Commission in January 2004 and available on NASDAQ.com by Merrill Lynch & Co., Inc. on behalf of Merrill Lynch Investment Managers.

(18)

Based on information set forth in a statement on Schedule 13G filed with the Securities and Exchange Commission in February 2004 and available on NASDAQ.com by Franklin Resources, Inc. on behalf of itself and its affiliates, Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisers, Inc.

(19)	Based on information set forth in a statement on Schedule 13G filed with the Securities and Exchange Commission in February 2004 and available on NASDAQ.com by Kennedy Capital Management, Inc.
(20)	Based on information set forth in a statement on Schedule 13G filed with the Securities and Exchange Commission in February 2004 and available on NASDAQ.com by Royce & Associates, LLC.

Vote Required. The affirmative vote of a plurality of the shares of Common Stock present, in person or by proxy, is required for the election of the Directors, assuming a quorum is present or represented at the meeting.

The Board of Directors recommends a vote "FOR" the nominees for Class II Directors.

PROPOSAL 2
ADOPTION OF THE 2003 GIBRALTAR
INCENTIVE STOCK OPTION PLAN

On November 3, 2003, the Board of Directors approved The 2003 Gibraltar Incentive Stock Option Plan (the "2003 Incentive Stock Option Plan "), which provides for the issuance of options to purchase up to 1,500,000 shares of Common Stock which have been reserved for issuance under the 2003 Incentive Stock Option Plan. Pursuant to the terms of the 2003 Incentive Stock Option Plan, the Board of Directors is seeking stockholder approval of the 2003 Incentive Stock Option Plan.

The following is a summary of the material features of the 2003 Incentive Stock Option Plan and does not purport to be complete. The summary is subject in all respects and is qualified in its entirety by the terms of the 2003 Incentive Stock Option Plan, the full text of which is set forth as Appendix A of this Proxy Statement.

Purpose. The 2003 Incentive Stock Option Plan is intended to provide officers and other key employees of the Company and its subsidiaries with an additional incentive for them to promote the business of the Company, to increase their propriety interest in the success of the Company and to encourage them to remain in the employ of the Company.

Administration. The 2003 Incentive Stock Option Plan is administered by the Compensation Committee of the Board of Directors. All actions taken by the Compensation Committee in administering the 2003 Incentive Stock Option Plan are final.

Reservation of Common Stock. The Board of Directors has authorized the reservation of 1,500,000 shares of Common Stock for issuance under the 2003 Incentive Stock Option Plan. Shares of Common Stock which may be purchased pursuant to any options issued under the 2003 Incentive Stock Option Plan that have expired or are terminated will be available for reissuance under the 2003 Incentive Stock Option Plan. If the Company's outstanding shares of Common Stock are increased or decreased as a result of stock dividends, stock splits, recapitalizations or other means having the same effect, or if the Company's Common Stock is converted into other shares or securities of the Company as a result of a reorganization, the number of shares of Common Stock available for issuance under the 2003 Incentive Stock Option Plan and the number of shares of Common Stock issuable under outstanding options under the 2003 Incentive Stock Option Plan shall be proportionately adjusted by the Compensation Committee.

Participants. The Compensation Committee shall determine from among the officers and key employees of the Company and its subsidiaries those individuals to whom options under the 2003 Incentive Stock Option Plan shall be granted, the terms and provisions of the options granted (which need not be identical), the time or times at which options shall be granted and the number of shares of Common Stock for which options are granted. The determination of the Compensation Committee shall be submitted to the Board of Directors for its approval and, upon such approval, the Compensation Committee shall deliver written notice to each employee who has been granted an option of the terms and conditions of the option which has been granted.

Option Price. The exercise price of each option granted under the 2003 Incentive Stock Option Plan shall be determined by the Compensation Committee at the time the option is granted, but in no event shall such exercise price be less than 100% of the fair market value of the Common Stock on the date of the grant. Notwithstanding the foregoing, if any options are granted to individuals holding 10% or more of the combined voting power of all classes of the Company's outstanding capital stock, in no event shall the exercise price of the options granted to any such individuals be less than 110% of the fair market value of the Common Stock on the date of the grant.

Option Exercise Periods. Any option granted under the 2003 Incentive Stock Option Plan may be exercised not earlier than one year nor later than ten years from the date such option is granted. Notwithstanding the foregoing, options granted to individuals holding 10% or more of the combined voting power of all classes of the Company's outstanding capital stock may not be exercised later than five years from the date any such options are granted. In addition, with respect to all options granted under the 2003 Incentive Stock Option Plan, unless the Compensation Committee shall specify otherwise, the right of an optionee to exercise his option shall accrue, on a cumulative basis, at the rate of 25% per year. Upon the retirement, death or disability of a recipient, all outstanding unexercised options granted to such optionee under the 2003 Incentive Stock Option Plan become immediately exercisable. Option holders whose employment with the Company or any of its subsidiaries is terminated may exercise options that have otherwise become exercisable at the date of termination but only for three months following such termination.

Option Cash Outs. Upon a "change in control" of the Company (as defined in the 2003 Incentive Stock Option Plan), the Company has the right to convert all outstanding options to a right to receive cash. The cash payment in satisfaction of this right for each option so converted is equal to the amount by which the fair market value per share of the Company's Common Stock exceeds the exercise price of each option. The cash out rights provided by the 2003 Incentive Stock Option Plan are subject to approval by the majority of the members of the Company's Board of Directors.

Federal Tax Consequences. Upon exercise, an optionee will not realize federally taxable income (except that the alternative minimum tax may apply) and the Company will not be entitled to any deduction. If the optionee sells the shares more than two years after the grant date and more than one year after exercise, the entire gain, if any, realized upon the sale will be federally taxable to the optionee as long-term capital gain and the Company will not be entitled to a corresponding deduction. If the optionee does not satisfy the holding period requirements, the optionee will realize ordinary income, in most cases equal to the difference between the option price of the shares and the lesser of the fair market value of the shares on the exercise date or the amount realized on a sale or exchange of the shares, and the Company will be entitled to a corresponding deduction. The favorable tax treatment provided by the Code to options granted under the 2003 Incentive Stock Option Plan is limited to options that first become exercisable in any one year, to purchase Common Stock which has a fair market value of at the date of the option grant of $100,000.

Transferability. Generally, options granted under the 2003 Incentive Stock Option Plan are not transferable by an optionee during his lifetime. However, to the extent that an executive officer of the Company has received options that first become exercisable in any one year, which options have fair market value (based on the fair market value of the Common Stock at the date of the option grant) which exceeds $100,000, such executive officers may transfer to their immediate family members, options to purchase Common Stock of the Company having an aggregate value equal to the amount by which the aggregate value of all options which first become exercisable in such year exceeds $100,000.

Amendments. The Board of Directors may suspend, amend or terminate the 2003 Incentive Stock Option Plan, provided that, stockholder approval is required before any amendment becomes effective which (i) increases the maximum number of shares as to which options may be issued under the 2003 Incentive Stock Option Plan or (ii) materially modifies the requirements as to eligibility or participation in the 2003 Incentive Stock Option Plan.  The applicable listing standards of the Nasdaq National Market require stockholder approval of any material amendment to the 2003 Incentive Stock Option Plan.

Duration. The 2003 Incentive Stock Option Plan will terminate on November 3, 2013.

Effective Date. The 2003 Incentive Stock Option Plan was approved by the Board of Directors on October 21, 2003, subject to approval by the stockholders of the Company.

Vote Required. The Affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the meeting is required to approve the 2003 Incentive Stock Option Plan.

The Board of Directors recommends a vote "FOR" Proposal 2.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The firm of Lippes, Silverstein, Mathias & Wexler LLP, of which Mr. Lippes, a Director of the Company, is a partner, serves as counsel to the Company. During 2003, this firm received approximately $710,000 for legal services rendered to the Company. The firm of Phillips Lytle LLP, of which Mr. Russ, a Director of the Company, is a partner, also provided legal services to the Company in 2003.

The Company has entered into a five-year retirement and consulting agreement with Mr. Walter T. Erazmus, the former President of the Company, pursuant to which Mr. Erazmus shall be compensated $100,000 per year for the first two years of the agreement and approximately $17,000 per year thereafter in exchange for providing consulting services to the Company, and $150,000 per year as a supplemental retirement benefit. The Company is also party to a consulting agreement with Mr. Neil E. Lipke, a brother of Mr. Brian J. Lipke, a Director and officer of the Company, through December 2008 pursuant to which Mr. Neil E. Lipke shall be compensated in exchange for providing consulting services to the Company.

OTHER MATTERS

The Company's management does not presently know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if other matters are presented, the accompanying proxy confers upon the person or persons entitled to vote the shares represented by the proxy, discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.

OTHER INFORMATION

PricewaterhouseCoopers LLP has been selected as the independent auditors for the Company's current fiscal year and has been the Company's independent auditors for its most recent year ended December 31, 2003.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the 2004 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The fees for services rendered to the Company in 2003 by PricewaterhouseCoopers LLP were as follows:

Audit Fees - For the audit of the Company's financial statements for the years ended December 31, 2003 and 2002, for reviews of the interim financial information included in the Company's Quarterly Reports on Form 10-Q for 2003 and 2002, and for services rendered in connection with the Company's 2003 and 2002 stock offerings: $297,000 and $225,500, respectively.

Audit Related Fees - For services rendered to the Company, other than the services described above, for the years ended December 31, 2003 and 2002: $147,000 and $26,000, respectively. These fees related primarily to the audit of the Gibraltar Steel Corporation of New York 401(k) Retirement Savings Plan, the 2002 actuarial valuation of the Company's retirement and post-retirement benefits plans and also to due diligence matters in connection with the Company's acquisition activities.

                                                                                    2003                               2002

Tax Fees -

         Tax Compliance                                            $  79,379                         $ 23,300

         Other Tax                                                          59,800                           57,000

               Total                                                       $139,179                         $ 80,300

Tax fees for the years ended December 31, 2003 and 2002, respectively, were for services related to tax compliance (including the preparation of tax returns, tax planning and tax advice, and assistance with and representation in tax audits and appeals); and other tax services (including advice related to mergers and acquisitions).

Financial Information Systems Design and Implementation Fees - For the years ended December 31, 2003 and 2002: $0 in both years.

The Audit Committee believes that the provision of the services described under "Audit Related Fees" above was compatible with maintaining PricewaterhouseCoopers LLP's independence from the Company.

Pre-Approval for Non-Audit Services Policies and Procedures of the Audit Committee - The Audit Committee has adopted procedures for pre-approving non-audit services to be provided by PricewaterhouseCoopers LLP. In considering such approval, the Audit Committee may request all such information and documentation from the Company as it deems necessary in order for it to make its decision with respect to the requested engagement. The Committee may discuss the potential engagement with the auditor accounting firm, with its counsel or other professional advisors. The Audit Committee shall consider whether or not the performance of the requested non-audit services complies with law, including but not limited to the Sarbanes-Oxley Act and the regulations promulgated by the Securities and Exchange Commission thereunder. It shall also consider whether the services provided will have a negative effect upon the integrity of the Company's financial reporting, whether by approving such engagement the Audit Committee is complying with and promoting its purposes, duties and functions as set forth in its Charter, and it shall also consider any potential negative effect which the engagement may have on the Company, including the possible appearance of a conflict of interest or impropriety. The Audit Committee has previously delegated its authority to approve non-audit services to be performed by the auditors to David N. Campbell. The Audit Committee has pre-approved Pricewaterhouse-Coopers LLP providing customary consultation or advice regarding accounting issues, taxes, or potential transactions, provided no such engagement for non-audit services exceeds $100,000, and certain other tax services.

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. Such written request should be directed to Gibraltar Steel Corporation, 3556 Lake Shore Road, PO Box 2028, Buffalo, New York 14219-0228, Attention: John E. Flint. Each such request must set forth a good faith representation that, as of March 25, 2004, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting of Stockholders.

STOCKHOLDERS' PROPOSALS

Proposals of stockholders intended to be presented at the 2005 Annual Meeting must be received by the Company by December 6, 2004 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

The accompanying Notice and this Proxy Statement are sent by order of the Board of Directors.

JOHN E. FLINT
Secretary

Dated: April 23, 2004

________________________________________________________________________

STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING. A STOCKHOLDER MAY NEVERTHELESS VOTE IN PERSON IF HE OR SHE DOES ATTEND.

_________________________________________________________________________

PROXY

GIBRALTAR STEEL CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints BRIAN J. LIPKE, HENNING KORNBREKKE and JOHN E. FLINT and each or any of them, attorneys and proxies, with full power of substitution, to vote at the Annual Meeting of Stockholders of GIBRALTAR STEEL CORPORATION (the "Company") to be held at the Company's offices at 3556 Lake Shore Road, Buffalo, New York, on May 20, 2004 at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matter and upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTON OF DIRECTORS AND "FOR" PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.  PLEASE MARK YOU VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of (2) two Class II directors:

[ ] FOR ALL NOMINEES

[ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

[ ] FOR ALL EXCEPT (See instructions below)

                [ ] Gerald S. Lippes

                [ ] William J. Colombo

To withhold authority to vote for any individual nominee(s) mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here [X]

2. PROPOSAL TO APPROVE THE 2003 GIBRALTAR INCENTIVE STOCK OPTION PLAN

[ ] FOR [ ] AGAINST [ ] ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE REGARDING PROPOSAL 1, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE. IF NO DIRECTION IS MADE REGARDING PROPOSAL 2, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT.

______________________________________________     Date: ________
Signature of Stockholder

______________________________________________     Date: ________
Signature of Stockholder

Note: Please sign exactly as name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

APPENDIX A
THE 2003 GIBRALTAR INCENTIVE STOCK OPTION PLAN

___________________________

RECITALS:

            On September 21, 1993, Gibraltar Steel Corporation, a Delaware corporation with offices at 3556 Lake Shore Road, Buffalo, New York 14219 (the "Company") adopted an incentive stock option plan known as the "Gibraltar Steel Corporation Incentive Stock Option Plan (the "First Option Plan") to enable the Company to attract and retain highly qualified individuals as officers and key employees of the Company by providing such officers and key employees an equity based form of incentive compensation.

            As required by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and as provided for by the terms of the First Option Plan, the Company's right to grant options to its employees pursuant to the terms of the First Option Plan expired on September 21, 2003.

                The Company now desires to establish a new incentive stock option plan to enable the Company to continue to attract and retain highly qualified individuals as officers and key employees of the Company by providing such officers and key employees an equity based form of incentive compensation.

                NOW, THEREFORE, in consideration of the foregoing, the Company hereby adopts the following as The 2003 Gibraltar Incentive Stock Option Plan effective as of October 21, 2003:

                1. Purpose of Plan. The 2003 Gibraltar Incentive Stock Option Plan hereinafter (the "Plan") is intended to provide officers and other key employees of the Company and officers and other key employees of any subsidiaries of the Company as that term is defined in Section 3 below (hereinafter individually referred to as a "Subsidiary" and collectively as "Subsidiaries") with an additional incentive for them to promote the success of the business, to increase their proprietary interest in the success of the Company and its Subsidiaries, and to encourage them to remain in the employ of the Company or its Subsidiaries. The above aims will be effectuated through the granting of certain stock options, as herein provided, which stock options are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as the same has been and shall be amended ("Code") and will entitle the holder of such stock options to purchase shares of common stock, par value $.01 per share of the Company (hereinafter "Common Stock").

                2.         Administration.

                                      (a)        The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (hereinafter the "Committee"). The Committee is authorized to adopt such rules and regulations for the administration of the Plan and the conduct of its business as it may deem necessary or proper.

                             (b)         Except to the extent that the provisions of this Plan expressly contemplate that certain options granted under this Plan may not constitute "incentive stock options" within the meaning of the Code: (i) any action taken or interpretation made by the Committee under any provision of the Plan or any option granted hereunder shall be in accordance with the provisions of the Code, and the regulations and rulings issued thereunder as such may be amended, promulgated, issued, renumbered or continued from time to time hereafter in order that, to the greatest extent possible, the options granted hereunder shall constitute "incentive stock options" within the meaning of the Code and (ii) all action taken pursuant to this Plan shall be lawful and with a view to obtaining for the Company and the option holder the maximum advantages under the law as then obtaining. In the event that any dispute shall arise as to any action taken or interpretation made by the Committee under any provision of the Plan, then all doubts shall be resolved in favor of such having been done in accordance with the said Code and such revenue laws, amendments, regulations, rulings and provisions as may then be applicable. Any action taken or interpretation made by the Committee under any provision of the Plan shall be final. No member of the Board of Directors or the Committee shall be liable for any action, determination or interpretation taken or made under any provision of the Plan or otherwise if done in good faith.

                3.       Participation. The Committee shall determine from among the officers and key employees of the Company and its Subsidiaries (as such term is defined in Section 424 of the Code) those individuals to whom options shall be granted (sometimes hereinafter referred to as "Optionees"), the terms and provisions of the options granted (which need not be identical), the time or times at which options shall be granted and the number of shares of Common Stock, (or such number of shares of stock in which the Common Stock may at any time hereafter be constituted), for which options are granted.

                In selecting Optionees and in determining the number of shares for which options are granted, the Committee may weigh and consider the following factors:  the office or position of the Optionee and his degree of responsibility for the growth and success of the Company and its Subsidiaries, length of service, remuneration, promotions and potential. The foregoing factors shall not be considered to be exclusive or obligatory upon the Committee, and the Committee may properly consider any other factors which to it seems appropriate.

                The determination by the Committee that an employee of the Company or any Subsidiary of the Company should be awarded an option to purchase Common Stock and the determination by the Committee of the number of shares of Common Stock which may be purchased upon the exercise of such option shall be submitted to the Board of Directors of the Company for its approval. In this regard, the granting of an option to an employee shall not be effective until the Committee's determination to grant such option has been approved by the Board of Directors of the Company. As soon as practicable following the approval by the Board of Directors of the Committee's determination with respect to the granting of an option to an employee of the Company or any Subsidiary of the Company, the Committee shall deliver to the employee a written statement containing the terms and conditions of the option.

                An Optionee who has been granted an option under the Plan may be granted additional options under the Plan if the Committee shall so determine.

                Notwithstanding the foregoing, if at the time an option is granted to an individual under this Plan, the individual owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, (or if such individual would be deemed to own such percentage of such stock under Section 424(d) of the Code) (any such individual being hereinafter referred to as a "Ten Percent Shareholder") such option shall continue to be valid and binding upon the Company according to its terms but shall not be deemed to be an "incentive stock option" as defined in Section 422(b) of the Code unless: (a) the price per share at which Common Stock of the Company may be acquired in connection with the exercise of such option is not less than one hundred ten percent (110%) of the fair market value of such Common Stock, determined as of the date of the grant of such option and (b) the period of time within which such option must be exercised does not exceed five (5) years from the date on which such option is granted. In addition, in no event shall any options be granted under this Plan at any time after the termination date set forth at the end of this Plan.

                4.          Shares Subject to the Plan. The Company is authorized to issue options under this Plan for the purchase of an aggregate of One Million Five Hundred Thousand (1,500,000) shares of Common Stock subject to the anti-dilutive adjustments provided for by Section 5 hereof.

                Notwithstanding the foregoing, if this Plan is not approved by the stockholders of the Company prior to October 21, 2004, and if any options are issued pursuant to the terms of this Plan at any time on or after the date hereof, any such option shall continue to be binding upon the Company pursuant to its terms but shall not be deemed to be an "incentive stock option" as defined in Section 422(b) of the Code.

                 With respect to shares which may be acquired pursuant to options which expire or terminate pursuant to the provisions of this Plan without having been exercised in full, such shares shall be considered to be available again for placement under options granted thereafter under the Plan. Shares issued pursuant to the exercise of incentive stock options granted under the Plan shall be fully paid and non-assessable.

                 5.            Anti-Dilution Provisions. The aggregate number of shares of Common Stock and the class of such shares as to which options may be granted under the Plan, the number and class of such shares subject to each outstanding option, the price per share thereof (but not the total price), and the number of such shares as to which an option may be exercised at any one time, shall all be adjusted proportionately in the event of any change, increase or decrease in the outstanding shares of Common Stock of the Company or any change in classification of its Common Stock without receipt of consideration by the Company which results either from a split-up, reverse split or consolidation of shares, payment of a stock dividend, recapitalization, reclassification or other like capital adjustment so that upon exercise of the option, the Optionee shall receive the number and class of shares that he would have received had he been the holder of the number of shares of Common Stock for which the option is being exercised immediately preceding such change, increase or decrease in the outstanding shares of Common Stock. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company, and all other interested persons. Any adjustment of an incentive stock option under this paragraph shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code.

                 Anything in this Section 5 to the contrary notwithstanding, no fractional shares or scrip representative of fractional shares shall be issued upon the exercise of any option. Any fractional share interest resulting from any change, increase or decrease in the outstanding shares of Common Stock or resulting from any reorganization, merger, or consolidation for which adjustment is provided in this Section 5 shall disappear and be absorbed into the next lowest number of whole shares, and the Company shall not be liable for any payment for such fractional share interest to the Optionee upon his exercise of the option.

                 6.            Option Price. The purchase price for each share of Common Stock which may be acquired upon the exercise of each option issued under the Plan shall be determined by the Committee at the time the option is granted, but in no event shall such purchase price be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of the grant. Notwithstanding the foregoing, in the case of a Ten Percent Shareholder, in no event shall the purchase price for each share of Common Stock which may be acquired upon the exercise of each option issued to such Ten Percent Shareholder be less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of the grant. If the Common Stock is listed upon an established stock exchange or exchanges on the day the option is granted, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the option is granted, or if no sale of the Company's Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock.

            If the Common Stock is listed in the NASDAQ National Market System, the fair market value of the Common Stock shall be the closing sale price as reported by the NASDAQ National Market System on the day the option is granted, or if no sale of the Common Stock shall have been made on the NASDAQ National Market System on that day, on the next preceding day on which there was a sale of such stock.

            Notwithstanding the provisions of the first paragraph of this Section 6, if at the time an option is granted under this Plan, the individual to whom the option has been granted is a Ten Percent Shareholder, such option shall not be deemed to be an "incentive stock option" as defined in Section 422(b) of the Code unless the purchase price for each share of Common Stock which may be acquired upon the exercise of the option is at least one hundred ten percent (110%) of the fair market value of the Common Stock on the date the option is granted. If a Ten Percent Shareholder is granted options by the Committee pursuant to this Plan and such option is not deemed to be an incentive stock option because the purchase price for each share of Common Stock which may be acquired upon the exercise of the option is not at least one hundred ten percent (110%) of the fair market value of the Common Stock on the date the option is granted, such option shall continue to be valid and binding on the Company according to its terms and, for purposes of determining the remaining number of shares of Common Stock with respect to which options may be granted under the terms of this Plan, shall be deemed to have been granted pursuant to the terms of this Plan.

             7.            Option Exercise Periods. The time within which any option granted hereunder may be exercised shall be, by its terms, not earlier than one (1) year from the date such option is granted and not later than ten (10) years from the date such option is granted; provided that, in the case of any options granted to a Ten Percent Shareholder, the time within which any option granted to such Ten Percent Shareholder may be exercised shall be, by its terms, not earlier than one (1) year from the date such option is granted and not later than five (5) years from the date such option is granted. Subject to the provisions of Section 10 hereof, the Optionee must remain in the continuous employment of the Company or any of its Subsidiaries from the date of the grant of the option to and including the date of exercise of option in order to be entitled to exercise his option. Options granted hereunder shall be exercisable in such installments and at such dates as the Committee may specify. In addition, with respect to all options granted under this Plan, unless the Committee shall specify otherwise, the right of each Optionee to exercise his option shall accrue, on a cumulative basis, as follows:

                            (a)        one-fourth (1/4) of the total number of shares of Common Stock which could be purchased (subject to adjustment as provided in Section 5 hereof) (such number being hereinafter referred to as the "Option Shares") shall become available for purchase pursuant to the option at the end of the one (1) year period beginning on the date of the option grant;

                              (b)        one-fourth (1/4) of the Option Shares shall become available for purchase pursuant to the option at the end of the two (2) year period beginning on the date of the option grant;

                              (c)        one-fourth (1/4) of the Option Shares shall become available for purchase pursuant to the option at the end of the three (3) year period beginning on the date of the option grant; and

                               (d)       one-fourth (1/4) of the Option Shares shall become available for purchase pursuant to the option at the end of the four (4) year period beginning on the date of the option grant.

                Continuous employment shall not be deemed to be interrupted by transfers between the Subsidiaries or between the Company and any Subsidiary, whether or not elected by termination from any Subsidiary of the Company and re-employment by any other Subsidiary or the Company. Time of employment with the Company shall be considered to be one employment for the purposes of this Plan, provided there is no intervening employment by a third party or no interval between employments which, in the opinion of the Committee, is deemed to break continuity of service. The Committee shall, at its discretion, determine the effect of approved leaves of absence and all other matters having to do with "continuous employment". Where an Optionee dies while employed by the Company or any of its Subsidiaries, his options may be exercised following his death in accordance with the provisions of Section 10 below.

                Notwithstanding the provisions of the first paragraph of this Section 7, if at the time an option is granted under this Plan, the individual to whom the option has been granted is a Ten Percent Shareholder, such option shall not be deemed to be an "incentive stock option" as defined in Section 422(b) of the Code unless the right of the Ten Percent Shareholder to exercise the option will terminate and expire no later than the end of the five (5) year period beginning on the date the option is granted. If a Ten Percent Shareholder is granted options by the Committee pursuant to this Plan and such option is not deemed to be an incentive stock option because the right of the Ten Percent Shareholder to exercise the option does not terminate and expire at the end of the five (5) year period beginning on the date the option is granted, such option shall continue to be valid and binding on the Company according to its terms and, for purposes of determining the remaining number of shares of Common Stock with respect to which options may be granted under the terms of this Plan, shall be deemed to have been granted pursuant to the terms of this Plan.

                8.          Exercise of Option. Options shall be exercised as follows:

                            (a)        Each option, or any installment thereof, shall be exercised, whether in whole or in part, by giving written notice to the Company at its principal office, (hereinafter an "Exercise Notice") that the Optionee intends to exercise all or part of any option he has been granted and by paying to the Company the purchase price for the number of shares of Common Stock of the Company which the Optionee desires to purchase at the price per share (as adjusted, if applicable) set forth in the option which the Optionee desires to exercise.

                             (b)        The Exercise Notice shall state the identity of the options being exercised (by reference to the date of the grant of the option) and shall state the number of shares to be purchased and the purchase price to be paid.

      (c)        Payment of the purchase price for shares of Common Stock to be acquired in connection with the exercise of any options granted under this Plan shall be made by delivery to the Company of cash or a certified or bank check payable to the order of the Company in an amount equal to the portion of the purchase price which is payable in connection with the exercise of such option.

       (d)        Certificates representing the shares purchased by the Optionee shall be issued as soon as practicable after the Optionee has complied with the provisions of Section 8(a) hereof.

       (e)        The Optionee shall have no rights as a stockholder with respect to the shares of Common Stock purchased until the date of the issuance to him of a certificate representing such shares.

   9.Assignment of Option.

       (a)        Subject to the provisions of Sections 9(b) and 10(c) hereof, options granted under this Plan may not be assigned voluntarily or involuntarily or by operation of law and any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any incentive stock option, or any right thereunder, contrary to the provisions hereof shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

        (b)        Notwithstanding anything to the contrary contained in Section 9(a) above, but subject to the approval of the Committee at the time any Non-Qualified Option (as defined in Section 14 hereof) is issued to any officer of the Company (as defined in Rule 16A-1(f) issued under the Securities and Exchange Act of 1934 (hereinafter an "Executive Officer")) such Non-Qualified Option which is granted or issued to any Executive Officer of the Company shall be transferable by the Executive Officer to whom such Non-Qualified Option has been or is granted to: (i) the spouse, children or grandchildren of the Executive Officer (hereinafter "Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership or limited liability company in which such Immediate Family Members are the only partners or members, or (iv) a private foundation established by the Executive Officer; provided that: (x) there may be no consideration for any such transfer, (y) the statement, letter or other document or agreement setting forth the terms and conditions of any such Non-Qualified Options must expressly provide for and limit the transferability of such Non-Qualified Options to transfers which are permitted by the foregoing provisions of this Section 9(b) and (z) any subsequent transfer of transferred Non-Qualified Options shall, except for transfers occurring as a result of the death of the transferee as contemplated by Section 10(e), be prohibited. Following the transfer of any Non-Qualified Options as permitted by the foregoing provisions of this Section 9(b), any such transferred Non-Qualified Options shall continue to be subject to the same terms and conditions applicable to such Non-Qualified Options immediately prior to the transfer; provided that, for purposes of this Plan, the term "Optionee" shall be deemed to refer to the transferee. Notwithstanding the foregoing, the events of termination of employment of Section 10 hereof shall continue to be applied with respect to the original Optionee for the purpose of determining whether or not the Non-Qualified Options shall be exercisable by the transferee and, upon termination of the original Optionee's employment, the Non-Qualified Options shall be exercisable by the transferee only to the extent and for the periods that the original Optionee (or his estate) would have been entitled to exercise such options as specified in Section 10 below.

 10.            Effect of Termination of Employment, Death or Disability.

      (a)        If an Optionee's employment with the Company or any Subsidiary by whom the Optionee is employed is terminated as a result of his retirement on his Retirement Date (as hereinafter defined), then, even though all the Option Shares issuable pursuant to options held by the Optionee may not, pursuant to the provisions of Section 7 hereof, be available for purchase at the Optionee's Retirement Date, the Optionee shall, at any time during the three (3) month period beginning on the Optionee's Retirement Date, (and notwithstanding the provisions of Section 7 hereof) be entitled to purchase the full number of Option Shares which, as of the Optionee's Retirement Date, are issuable pursuant to the terms of the unexercised portion of any unexpired options held by the Optionee. If and to the extent that the Optionee does not, during the three (3) month period following his Retirement Date, exercise any unexercised portion of any unexpired options held by the Optionee on his Retirement Date, any and all rights of the Optionee to purchase shares of Common Stock pursuant to the terms of any such unexercised portion of any such unexpired options shall be cancelled and terminated effective immediately following the end of such three (3) month period.

         (b)         If an Optionee's employment by the Company or any Subsidiary by whom the Optionee is employed is terminated as a result of the Optionee's death or in the event that an Optionee dies within three (3) months after retirement on his Retirement Date (from the Company or any Subsidiary), then, even though all the Option Shares issuable pursuant to options held by the Optionee may not, pursuant to the provisions of Section 7 hereof, be available to be purchased by the Optionee at the date of his death, the estate of the Optionee or any person who has acquired options held by the Optionee by bequest or inheritance from the Optionee shall, at any time during the one (1) year period following the Optionee's death (and notwithstanding the provisions of Section 7 hereof), be entitled to purchase the full number of Option Shares which, as of the date of Optionee's death, are issuable pursuant to the terms of the unexercised portion of any unexpired options held by the Optionee. If and to the extent that the Optionee's estate or any person who has acquired options by bequest or inheritance from the Optionee does not, during the one (1) year period following the Optionee's death, exercise any unexercised portion of any unexpired options held by the Optionee at the date of his death, any and all rights to purchase shares of Common Stock pursuant to the terms of any such unexercised portion of any such unexpired options shall be cancelled and terminated effective immediately following the end of such one (1) year period.

        (c)        If an Optionee's employment with the Company or a Subsidiary is terminated as a result of the Optionee's suffering of a disability, then, even though all the Option Shares issuable pursuant to options held by the Optionee may not, pursuant to the provisions of Section 7 hereof, be available for purchase on the date the Optionee's employment is terminated, the Optionee shall, at any time during the one (1) year period following the date the Optionee's employment is terminated (and notwithstanding the provisions of Section 7 hereof), be entitled to purchase the full number of Option Shares which, as of the date the Optionee's employment is terminated, are issuable pursuant to the terms of the unexercised portion of any such unexpired options held by the Optionee. If and to the extent that the Optionee does not, during the one (1) year period following the termination of his employment on account of a disability, exercise any unexercised portion of any unexpired options held by the Optionee on the date his employment is terminated due to his disability, any and all rights of the Optionee to purchase shares of Common Stock pursuant to the terms of any such unexercised portion of any such unexercised options shall be cancelled and terminated effective immediately following the end of such one (1) year period. The term "disability" shall, for the purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986.

        (d)         If an Optionee's employment with the Company or any Subsidiary by whom the Optionee is employed is terminated for any reason other than the Optionee's death, disability or retirement on his Retirement Date, then, the Optionee shall, at any time during the three (3) month period following the termination of the Optionee's employment, be entitled to exercise any unexercised portion of any options theretofore granted to him which have not then expired to the extent that Option Shares which are issuable pursuant to any such unexercised portion are available for purchase as provided for by Section 7 hereof. If and to the extent that an Optionee whose employment with the Company is terminated for any reason other than his death, disability or retirement on his Retirement Date does not, during the three (3) month period following the date his employment is terminated, (and notwithstanding the provisions of Section 7 hereof) exercise any portion of any unexpired option which was exercisable (pursuant to the provisions of Section 7 hereof) at the time his employment was terminated, any and all rights to purchase any shares of Common Stock pursuant to the terms of any such unexpired options shall be cancelled and terminated effective immediately following the end of such three (3) month period. For purposes of this Section 10(d), the transfer of an Optionee from the employ of the Company to a Subsidiary of the Company or vice versa, or from one Subsidiary of the Company to another, shall not be deemed to constitute a termination of employment for purposes of this Plan. However, for purposes of this Section 10(d), a sale by the Company to an unrelated third party of stock of a Subsidiary holding a majority of the outstanding voting power of all classes of the outstanding stock of such Subsidiary shall, for purposes of this Plan, be    deemed and construed to constitute a termination of the employment of each Optionee employed by such Subsidiary.

        (e)         For the purposes of this Plan, the "Retirement Date" of an Optionee shall mean the date on which the Optionee's employment with the Company, or, if applicable, the Subsidiary by whom the Optionee is employed, is terminated; provided that, such termination occurs after: (i) the Optionee has either: (A) been continuously employed by the Company or, if applicable, a Subsidiary for a period of a least five (5) years and attained at least age sixty (60); or (B) attained at least age sixty-five (65); and (ii) the Optionee has given at least thirty (30) days advance written notice to the Company or, if applicable, the Subsidiary by whom the Optionee is employed, that the Optionee will retire from his employment with the Company or the Subsidiary by whom he is employed on such date. For purposes of the foregoing, the period of an Optionee's employment with the Company or any Subsidiary shall be considered to be one continuous employment for purposes of determining whether the Optionee has been continuously employed for at least five (5) years provided that there is no intervening employment by a third party or no interval between employments which, in the sole opinion of the Committee, is deemed to break the continuity of the Optionee's employment. Continuous employment shall not be deemed to be interrupted by transfers between the Subsidiaries or between the Company and any Subsidiary, whether or not elected by the Optionee. The Committee shall, in its sole discretion, determine the effect of approved leaves of absence and all other matters having to do with continuous employment.

        11.        Option Cash Outs.

        (a)        Notwithstanding anything to the contrary contained in this Plan or in any instrument containing the terms upon which any option is granted to any Optionee, the Company shall have the right (hereinafter the "Cash Out Right"), subject to the provisions of this Section 11, to convert all (but not less than all) outstanding options held by each individual that is an Optionee on the date the Company exercises the Cash Out Right (including the beneficiary or estate of a deceased Optionee) to a right to receive cash in an amount equal to the Cash Out Payment (as defined in Section 11(c) below). The Company shall not have the right to exercise the Cash Out Right with respect to some, but not all individuals that are Optionees on the Cash Out Payment Date (as defined in Section 11(b) below). In addition, the Company shall not have the right to exercise the Cash Out Right unless a Change in Control (as defined in Section 11(d)) has occurred. Finally, the Cash Out Right provided for by this Section shall not be exercisable by the Company unless the exercise by the Company of the Cash Out Right has been approved by a majority of the members of the Company's Board of Directors.

        (b)        The Cash Out Right shall be exercisable by the Company by the delivery of a written notice to each holder of an outstanding and unexercised option, which written notice states: (i) that the Company is electing to exercise its Cash Out Right; and (ii) (A) the date on which the Company shall be deemed to have exercised its Cash Out Right (which date shall not, in any event, be more than thirty (30) days following the date on which the Board of Directors of the Company authorizes the Company to exercise the Cash Out Right); or (B) if the date on which the Company is to be deemed to have exercised its Cash Out Right (as described in Section 11(b)(ii)(A) above) is undetermined at the time the written notice referred to in this Section 11(b) is mailed, sufficient facts and information for the Optionee to determine the date as of which the amount of the Cash Out Payment will be determined, which date shall not be more than one hundred eighty (180) days following the date on which the Board of Directors of the Company authorizes the Company to exercise the Cash Out Right (each of the dates described above in this Section 11(b)(ii) being hereinafter the "Cash Out Payment Date"). For purposes of this Plan, the Company shall be deemed to have satisfied its obligation to deliver the written notice described above in this Section 11(b) to each holder of each outstanding and unexercised option if the Company mails such written notice, by first class mail, postage prepaid and addressed to each holder of each outstanding and unexercised option (determined as of the date the Board of Directors of the Company authorizes the Company to exercise the Cash Out Right) at the last known address of such option holder.

        (c)         In the event the Company exercises the Cash Out Right as provided for by Section 11(b) above, the amount of the Cash Out Payment which shall be payable to each Optionee that is the holder of any outstanding and unexercised options shall be an amount equal to the amount by which: (i) (A) the greater of: (I) the Fair Market Value Per Share determined, pursuant to the provisions of Section 6 hereof, as of the Cash Out Payment Date; and (II) the Fair Market Value Per Share determined, pursuant to the provisions of Section 6 hereof, as of the date on which the Board of Directors of the Company authorizes the Company to exercise the Cash Out Right; multiplied by (B) the total number of shares of Common Stock which the Optionee is entitled to acquire pursuant to all options (whether or not such options are then currently exercisable pursuant to the provisions of Section 7 hereof or, if applicable, pursuant to the provisions of the instrument containing the terms upon which the option has been granted) which are held by the Optionee as of the Cash Out Payment Date; exceeds (ii) the aggregate amount which the Optionee would be required to pay to the Company in connection with the purchase by the Optionee of all shares of Common Stock which the Optionee is entitled to purchase pursuant to the exercise of all unexpired options to purchase Common Stock which are held by the Optionee as of the Cash Out Payment Date whether or not such options are then currently exercisable pursuant to the provisions of Section 7 hereof or, if applicable, pursuant to the provisions of the instrument containing the terms upon which the option has been granted.

                                The amount of the Cash Out Payment shall be paid by the Company to each Optionee (or, if applicable, the beneficiary or estate of such Optionee) which is entitled to receive payment of the same in one lump sum payment, less applicable withholding taxes, no later than thirty (30) days following the Cash Out Payment Date.

       (d)        For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if:

            (i) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than thirty percent (30%) of the then outstanding voting stock of the Company; or

            (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (and any new director whose election to the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two thirds of the directors the still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) (the "Continuing Directors") cease for any reason to constitute a majority thereof; or

            (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company immediately prior thereto or, if earlier, immediately prior to the adoption by the Board of Directors of the Company of a resolution approving a plan and agreement of merger or consolidation which results in the merger or consolidation referred to above, continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (provided, however, that if prior to the merger or consolidation, the Board of Directors of the Company adopts a resolution that is approved by a majority of the Continuing Directors providing that such merger or consolidation shall not constitute a "Change in Control" for purposes of the Plan, then such a merger or consolidation shall not constitute a "Change in Control"); or

            (iv)  the stockholders of the Company approve an agreement for the sale or disposition by the company of all or substantially all the assets of the Company.

        12.              Amendment and Termination of the Plan. The Board of Directors of the Company may at any time suspend, amend or terminate the Plan; provided, however, that except as permitted in Section 13 hereof, no amendment or modification of the Plan which would:

                (a)         increase the maximum aggregate number of shares as to which options may be granted hereunder (except as contemplated in Section 5); or

                (b)        change the designation of the employees or class of employees eligible to receive options under this Plan,

                                may be adopted unless such amendment or modification is approved, within twelve (12) months before or after the effective date of such amendment or modification, by the holders of a majority of the outstanding shares of Common Stock represented at a stockholders' meeting of the Company. No amendment, suspension or termination of the Plan may, without the consent of the holder of the option, terminate his option or adversely affect his rights in any material respect.

        13.             Incentive Stock Options; Power to Establish Other Provisions. It is intended that the Plan shall conform to and (except as otherwise expressly set forth herein) each option shall qualify and be subject to exercise only to the extent that it does qualify as an "incentive stock option" as defined in Section 422 of the Code and as such section may be amended from time to time or be accorded similar tax treatment to that accorded to an incentive stock option by virtue of any new revenue laws of the United States. The Board of Directors may make any amendment to the Plan which shall be required to so conform the Plan. Subject to the provisions of the Code, the Committee shall have the power to include such other terms and provisions in options granted under this Plan as the Committee shall deem advisable. The grant of any options pursuant to the terms of this Plan which do not qualify as "incentive stock options" as defined in Section 422 of the Code is hereby approved provided that the maximum number of shares of Common Stock of the Company which can be issued pursuant to the terms of this Plan (as provided for in Section 4 hereof but subject to anti-dilutive adjustments made pursuant to Section 5 hereof) is not exceeded by the grant of any such options.

        14.         Maximum Annual Value of Options Exercisable. Notwithstanding any provisions of this Plan to the contrary if: (a) the sum of: (i) the fair market value (determined as of the date of the grant) of all options granted to an Optionee under the terms of this Plan which become exercisable for the first time in any one calendar year, and (ii) the fair market value (determined as of the date of the grant) of all options previously granted to such Optionee under the terms of this Plan or any other incentive stock option plan of the Company or its subsidiaries which also become exercisable for the first time in such calendar year; exceeds (b) $100,000; then, (c) those options shall continue to be binding upon the Company in accordance with their terms but, to the extent that the aggregate fair market of all such options which become exercisable for the first time in any one calendar year (determined as of the date of the grant) exceeds $100,000, such options (referred to, for purposes of this Plan, as "Non-Qualified Options") shall not be deemed to be incentive stock options as defined in Section 422(b) of the Code. For purposes of the foregoing, the determination of which options shall be recharacterized as not being incentive stock options issued under the terms of this Plan shall be made in inverse order of their grant dates and, accordingly, the last options received by the Optionee shall be the first options to be recharacterized as not being incentive stock options granted pursuant to the terms of the Plan.

      15.         General Provisions.

        (a)        No incentive stock option shall be construed as limiting any right which the Company or any parent or subsidiary of the Company may have to terminate at any time, with or without cause, the employment of an Optionee.

        (b)        The Section headings used in this Plan are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the construction or interpretation of any of the provisions hereof.

        (c)        The masculine, feminine or neuter gender and the singular or plural number shall be deemed to include the other whenever the content so indicates or requires.

        (d)               No options shall be granted under the Plan after ten (10) years from the date the Plan is adopted by the Board of Directors of the Company or approved by the stockholders of the Company, whichever is earlier.

         16.        Effective Date and Duration of the Plan. The Plan is effective on October 21, 2003. The Plan shall be submitted to the stockholders of the Company for their approval no later than October 20, 2004. In the event that the Plan is not approved by the stockholders of the Company prior to October 20, 2004, any options granted pursuant to the terms of the Plan shall continue to be valid and binding upon the Company in accordance with their terms and, for purposes of determining the number of shares for which options may be granted pursuant to the terms of the Plan, shares issuable pursuant to the terms of exercised options issued pursuant to the Plan and shares issued pursuant to the exercise of options granted pursuant to the Plan shall be deemed to reduce the number of shares issuable pursuant to options granted under the terms of the Plan. The Plan will terminate on October 21, 2013; provided however, that the termination of the Plan shall not be deemed to modify, amend or otherwise affect the terms of any options outstanding on the date the Plan terminates.

                IN WITNESS WHEREOF, the undersigned has executed this Plan by and on behalf of the Company as of October 21, 2003.

                                                                                                 GIBRALTAR STEEL CORPORATION

                                                                                                 By: __________________________

APPENDIX B

GIBRALTAR STEEL CORPORATION

FIRST AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

I                     PURPOSE

The Audit Committee (the "Committee") shall assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee (i) management's conduct of the Company's financial reporting, including by overviewing the integrity of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the Company's security holders and other users thereof; (ii) management's establishment and conduct of the Company's systems of internal accounting and financial controls; (iii) the qualifications, engagement, compensation, independence and performance of the Company's independent auditors, the conduct of the annual audit and any other audit, attest or review services, and the engagement of the independent auditors to provide any non-audit services; (iv) the preparation of the audit committee report required by U.S. Securities and Exchange Commission ("SEC") rules to be included in the Company's annual proxy statement; (v) the Company's legal and regulatory compliance; and (vi) the Company's codes of conduct, as established by management and the Board. The Committee's role shall apply equally with respect to any subsidiary of the Company (including any joint venture) whose financial results are consolidated with the financial results of the Company and any other subsidiary which is directly or indirectly controlled by the Company and also with respect to any separate financial reports of any such subsidiary.

In discharging its role, the Committee is empowered to investigate any matter that comes to its attention and shall have access to all books, records, facilities and personnel of the Company. The Committee has the power to retain legal counsel, auditors or other experts as it determines appropriate to carry out its role and responsibilities and shall be provided adequate funding from the Company to engage such advisors and for the administration of the Committee's affairs. The Company shall compensate the independent auditor for its audit, review and attest services as determined and directed by the Committee.

The Committee shall report regularly to the Board on the Committee's activities, including all actions taken by the Committee on behalf of the Company and on any material issues that arise with respect to the quality or integrity of the Company's financial statements, the performance and independence of the independent auditor, the performance of the internal audit function, the Company's compliance with legal or regulatory requirements and the adequacy of and compliance with the Company's codes of conduct, and any other matters the Committee deems appropriate or the Board requests. The Committee shall report to the Board at least annually on its expenses, including the compensation of the independent auditor.

II                  COMMITTEE MEMBERSHIP

The Committee shall consist of three or more members of the Board, as shall be determined by the Board, each of whom has been determined by the Board to be "independent" in accordance with the applicable listing standards of the Nasdaq National Market and the rules promulgated by the SEC. All members of the Committee shall meet the financial literacy requirements of the Nasdaq National Market and at least one member shall be an "audit committee financial expert" as such term is defined under applicable SEC rules. No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board of Directors has determined that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

III               COMMITTEE MEETINGS; SUBCOMMITTEES

The Committee shall meet on a regularly scheduled basis at least four times per year or more frequently as circumstances dictate. The Committee's meetings shall include, on at least a quarterly basis, an executive session with the independent auditor to provide the opportunity for full and frank discussion of the Company's financial reporting without any member of senior management present. The Committee may form, and delegate any of its responsibilities to, a subcommittee comprised solely of one or more members of the Committee. The Committee shall not delegate any of the functions herein provided to be performed by it to management.

IV                RESPONSIBILITIES AND FUNCTIONS

The Committee's role is one of oversight. The Committee's primary responsibility relates to the Company's financial reporting and its other responsibilities and functions as stated herein, while important in their own right, are ancillary to the accurate and complete presentation of the Company's financial position and prospects. The Company's management is responsible for preparing the Company's financial statements, for assuring the Company's compliance with its legal and regulatory obligations and for the adherence by Company personnel with the Company's business policies and codes of conduct. The Company's independent auditor is responsible for auditing the Company's financial statements and assessing the adequacy of the Company's internal controls. The Company's management and independent auditor have more knowledge and detailed information about the Company, greater expertise in financial reporting, internal control matters, the legal and regulatory obligations of the Company and the details of the Company's codes of conduct and business policies, and greater opportunity to analyze financial reporting issues facing the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company's financial statements, internal controls, legal compliance or adherence to its codes of conduct and business policies or any professional certification as to the independent auditor's work. The following functions of the Committee are specified as a guide, with the understanding that the Committee will exercise its judgment in determining the specific activities the Committee may undertake at any time and in its activities may diverge from this guide as appropriate given the circumstances. The Committee is authorized to carry out these and such other functions and responsibilities as are assigned by the Board from time to time and to take any actions reasonably related to the Committee's responsibilities as mandated by this charter.

To fulfill its purpose, the Committee shall:

                1.     appoint and, if appropriate, dismiss the accounting firm which shall audit the Company's annual financial statements and any other accounting firm which shall provide to the Company any other audit, attest or review services (each of which shall be considered an "independent auditor" for purposes of this Charter), and evaluate the performance, determine the compensation and oversee the work of the independent auditors; the independent auditors shall report directly to the Committee and the Committee shall resolve any disagreement between management and the independent auditors regarding financial reporting and, in connection with the appointment of the Company's independent auditors, the Committee shall on an annual basis:

                        (a)     receive and review a formal written statement from the accounting firm to be retained as the Company's independent auditor delineating all relationships between the accounting firm and the Company (consistent with Independence Standards Board Standard No. 1 and any additional or successor standard established by the Public Company Accounting Oversight Board) and also delineating any services the accounting firm has provided to the Company's chief executive or chief financial officer, and actively engage in a dialogue with such accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the such accounting firm and take appropriate action in response to the accounting firm's report to satisfy itself of the auditor's independence;

                        (b)     consider whether, in the interest of assuring continuing independence of the independent auditor, the Company should regularly rotate the accounting firm that serves as its independent auditor;

                        (c)     set clear policies with respect to the Company's hiring of employees or former employees of the independent auditors;

                        (d)         receive and review a report from the independent auditors describing: (i) such firm's internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of such firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years; and

                        (e)         regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

                2.     review and approve any auditing and non-auditing services to be provided by the Company's independent auditors, including the adoption by the Committee of any policies and procedures detailing services which the independent auditors are permitted to provide to the Company without specific advance approval by the Committee (of which services the Committee shall be informed at its next meeting), provided that the independent auditors may provide otherwise permissible non-audit services without pre-approval to the extent such services do not aggregate more than five percent of the total revenues paid by the Company to the independent auditor in the fiscal year such services are provided, such services were not recognized as non-audit services at the time of the independent auditor's engagement, and such services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit;

                3.    review and discuss with management and the independent auditors on a regular basis: (i) the adequacy of the Company's internal and disclosure controls and procedures, including computerized information system disclosure controls and procedures and security; (ii) any significant deficiencies or material weaknesses in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data that are reported to the Committee; (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls that are reported to the Committee; and (iv) any findings and recommendations of the independent auditor with regard to such matters, together with management's responses;

                4.    review and discuss with management, including the chief financial officer, and the independent auditor: (i) any significant audit findings during the year, including the status of previous audit recommendations; (ii) any audit problems or difficulties encountered in the course of the auditor's work, including any restrictions on the scope of activities or access to required information; (iii) any changes required in the scope of the audit plan; (iv) the audit budget and staffing; and (v) the coordination of audit efforts in order to monitor completeness of coverage, reduction of redundant efforts, and the effective use of audit resources;

                5.    review and discuss with management and the independent auditor accounting policies that may be viewed as critical; review and discuss significant changes in Company accounting policies and any accounting and financial reporting proposals (including changes in generally accepted accounting principles) that may have a material impact on the Company's financial reports; inquire as to the independent auditor's view of the accounting treatment related to significant new Company transactions or other significant matters or events not in the ordinary course of the Company's business and inquire as to the independent auditor's views about whether Company accounting principles as applied are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether or not those principles reflect common or minority practices;

                6.    review and discuss with management and the independent auditor any financial or non-financial arrangements that do not appear in the financial statements of the Company but are material to the Company's financial position or performance; and review, discuss with management and the independent auditor, and approve, any transactions or courses of dealing with related parties (e.g., including significant shareholders of the Company, directors, corporate officers or other members of senior management or their family members) that are material in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, as determined by the Committee to warrant review by the Committee;

                7.    review and discuss with the independent auditor: (i) any accounting adjustments that were noted or proposed by the independent auditor but were "passed" (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement and (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company;

                8.    review and discuss with management, including the chief financial officer, and the independent auditor any significant risks or exposures to which the Company is subject and assess the Company's underlying policies with respect to risk assessment and risk management and the steps management has taken to minimize risks;

                9.    review the Company's financial statements, including: (i) prior to public release, reviewing and discussing with management and the independent auditor the Company's annual and quarterly financial statements to be filed with the SEC, including (a) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", (b) the certifications regarding the financial statements or the Company's internal accounting and financial controls and procedures and disclosure controls or procedures filed with SEC by the Company's chief executive and financial officers and any qualifications thereon, (c) the matters required to be discussed with the independent auditor by Statement of Auditing Standards No. 61 or No. 71; (ii) with respect to the independent auditor's annual audit report and certification, before release of the annual audited financial statements, meet separately with the independent auditor without any management member present and discuss the independent auditor's assessment of the adequacy of the Company's system of internal accounting and financial controls and the appropriateness of the accounting principles used in and the judgments made in the preparation of the Company's audited financial statements and the quality of the Company's financial reports; (iii) also in connection with the release of the Company's audited annual financial statements, meet separately with management and discuss management's evaluation of the adequacy of the Company's system of internal accounting and financial controls and the appropriateness of the accounting principles used in and the judgments made in the preparation of the Company's audited financial statements and the quality of the Company's financial reports; (iv) make a recommendation to the Board of Directors regarding the inclusion of the audited annual financial statements in the Company's Annual Report on Form 10-K to be filed with the SEC; and (v) prior to submission to any governmental authority of any financial statements of the Company that differ from the financial statements filed by the Company with the SEC, review such financial statements and any report, certification or opinion thereon provided by the independent auditor;

                10.        discuss with management and the independent auditor, as appropriate, earnings press releases and financial information and earnings guidance provided to analysts and to rating agencies;

                11.        establish and maintain procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

                12.        review periodically with the attorneys for the Company: (i) legal and regulatory matters that may have a material impact on the Company's financial statements and (ii) the scope and effectiveness of the Company's legal compliance policies and programs;

                13.    receive and act upon any reports of a material violation of law received from any attorney for the Company in accordance with the SEC's Rule of Practice, any reports from legal counsel appointed or retained, with the authorization of the Committee, to investigate any such report and any reports of the General Counsel on any proceeding relating to such reports;

                14.    review periodically with management the adequacy of the Company's codes of conduct (including the Company's policies and procedures concerning trading in Company securities and use in trading of proprietary or confidential information) and the compliance therewith by Company personnel and review and approve any waivers sought under such codes with respect to directors, executive officers and senior financial officers) but any waiver reviewed by the Committee shall be reported by the Committee to the Board and approval of the Board as well shall be required for any such waiver to any officer who is a member of the Board;

                15.    review and advise the Board with respect to the appointment, reassignment, replacement or dismissal of the chief financial officer and consult with the Compensation Committee regarding any reduction in the salary or benefits of, the terms of participation in any incentive compensation program by and any discretionary bonus or incentive award to the chief financial officer;

                16.    prepare a report to be included in the Company's annual proxy statement stating whether or not the Committee: (i) has reviewed and discussed the Company's audited financial statements with management; (ii) has discussed with the independent auditor the matters required to be discussed by SAS No. 61 and 90; (iii) has received the written disclosure and letter from the independent auditor (delineating all relationships such firm has with the Company) and has discussed with such firm its independence; and (iv) based on the review and discussions referred to above, the members of the Committee recommended to the Board that the audited financials be included in the Company's Annual Report on Form 10-K for filing with the U.S. Securities and Exchange Commission;

                17.    conduct an annual self-evaluation of the performance of the Committee, including its compliance with this Charter, and review and reassess the adequacy of this Charter; and

                18.    maintain minutes and other records of Committee meetings and activities.

APPENDIX C

CHARTER OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS OF GIBRALTAR STEEL CORPORATION

The purpose of the Compensation Committee is to discharge the Board of Directors' responsibilities relating to compensation of the Company's executives, and to produce an annual report on executive compensation for inclusion in the Company's proxy statement.

MEMBERSHIP

The Committee shall consist of three or more members of the Board, as shall be determined by the Board, each of whom has been determined by the Board to be "independent" in accordance with the applicable listing standards of the Nasdaq National Market and the rules promulgated by the Securities and Exchange Commission with respect to membership on a compensation committee, provided, however, to the extent permitted by, and in accordance with, such rules, in special limited circumstances, the Board may appoint one member who is not independent.

SCOPE OF POWERS AND FUNCTIONS

The Compensation Committee shall have such powers and functions as may be assigned to it by the Board of Directors from time to time; however, such functions shall, at a minimum, include the following, as well as any functions as shall be required of compensation committees by Nasdaq National Market:

-     to review and approve corporate goals and objectives relevant to senior executive compensation, evaluate senior executive performance in light of those goals and objectives, and to set the senior executive compensation levels based on this evaluation;

-     to make recommendations to the Board with respect to incentive compensation plans and equity-based   plans;

-     to administer the Company's incentive compensation plans and equity-based plans and grant stock options or other awards pursuant to such plans;

-     to evaluate its own performance at least annually and report on such performance to the Board; and

-     to delegate functions to subcommittees as the Compensation Committee shall determine is necessary or appropriate.

In addition, the Compensation Committee has sole authority to retain and terminate any compensation consultant or consulting firm to assist in the evaluation of director, CEO or senior executive compensation, including sole authority to approve the consultant's fees and other retention terms. The Compensation Committee may also, at its discretion, engage outside legal counsel or other advisers as it deems necessary to carry out its functions.

ADMINISTRATIVE

The Compensation Committee shall meet at least once per year and shall hold any additional meetings as may be called by the Chairman of the Compensation Committee or management. Members of senior management or others may attend meetings of the Compensation Committee at the invitation of the Compensation Committee and shall provide pertinent information as necessary; provided, however, no member of senior management, including the Chief Executive Officer may be present during the portion of any meeting in which his or her compensation is being determined. The Chairman of the Compensation Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Compensation Committee members prior to each meeting. The Chairman will also cause minutes of each meeting to be prepared and circulated to the Committee Members. The Compensation Committee may meet via telephone conference calls or other media in which the members of the Compensation Committee may hear one another. A majority of the members of the Compensation Committee shall constitute a quorum for all purposes.

APPENDIX D

CHARTER OF THE NOMINATION COMMITTEE OF THE
BOARD OF DIRECTORS OF GIBRALTAR STEEL CORPORATION

STATEMENT OF POLICY

The purpose of the Corporate Nominating Committee (the "Committee") is to identify and nominate individuals qualified to become board and committee members and to establish and implement policies and procedures relating to the nominations of qualified candidates.

MEMBERSHIP

The Committee shall consist of three or more members of the Board, as shall be determined by the Board, each of whom has been determined by the Board to be "independent" in accordance with the applicable listing standards of the Nasdaq National Market and the rules promulgated by the SEC with respect to members of a nominating committee, provided, however, to the extent permitted by, and in accordance with, such rules, in special limited circumstances, the Board may appoint one member who is not independent.

SCOPE OF POWERS AND FUNCTIONS

The Committee shall have such powers and functions as may be assigned to it by the Board of Directors from time to time; however, such functions shall, at a minimum, include the following, as well as any functions as shall be required of nominating or corporate governance committees by the Nasdaq National Market:

-    to establish the criteria for Board membership, which may include one or more of the following:

Experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional experience as the Committee shall determine shall qualify an individual for Board service; whether such person is "independent" within the meaning of such term in accordance with the applicable listing standards of the Nasdaq National Market and the rules promulgated by the SEC; financial expertise; and particular or unique needs of the company at the time a nominee is being sought.

In establishing these criteria, the Committee shall make every effort to ensure that the Board and its Committees include the required number of independent directors, as that term is defined by applicable standards promulgated by the Nasdaq National Markets and by the Securities and Exchange Commission.

-     to consider, recommend and recruit candidates for election to the Board at each annual meeting of stockholders; to review candidates recommended by shareholders, establish the procedures by which such shareholder candidates will be considered by the Committee and publish these procedures in the Company's annual meeting proxy statement; to conduct the appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates;

In addition, the Committee has the authority to retain and terminate any search firm to be used to identify director candidates, including the authority to approve the search firm's fees and other retention terms. The Committee may also, at its discretion, engage outside legal counsel or other advisers as it deems necessary to carry out its functions.

ADMINISTRATIVE

The Committee shall meet at least once per year and shall hold any additional meetings as may be called by the Chairman of the Committee or management. Members of senior management or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary. The Chairman of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members before each meeting. The Chairman of the Committee will also cause minutes of each meeting to be prepared and circulated to the Committee Members. The Committee may meet via telephone or other media in which the members of the Committee may hear one another. A majority of the members of the Committee shall constitute a quorum for all purposes.